Leland International Advantage Fund

Class	A	Shares	LDAAX
Class	C	Shares	LDACX
Class	I	Shares	LDAIX

Leland Currency Strategy Fund

Class	A	Shares	GHCAX
Class	C	Shares	GHCCX
Class	I	Shares	GHCIX

Leland Thomson Reuters Private Equity Index Fund

Class	A	Shares	LDPAX
Class	C	Shares	LDPCX
Class	I	Shares	LDPIX

Leland Thomson Reuters Venture Capital Index Fund

Class	A	Shares	LDVAX
Class	C	Shares	LDVCX
Class	I	Shares	LDVIX

Leland Real Asset Opportunities Fund

Class	A	Shares	GHTAX
Class	C	Shares	GHTCX
Class	I	Shares	GHTIX

PROSPECTUS

February 1, 2017

www.lelandfunds.com                                                                     1-855-535-2631 (1-855-Leland1)

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission, nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – Leland International Advantage Fund	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	5
Investment Adviser	6
Investment Adviser Portfolio Managers	6
Sub-Adviser	6
Sub-Adviser Portfolio Managers	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
FUND SUMMARY – Leland Currency Strategy Fund	7
Investment Objective	7
Fees and Expenses of the Fund	7
Principal Investment Strategies	8
Principal Investment Risks	9
Performance	10
Investment Adviser	11
Investment Adviser Portfolio Managers	11
Sub-Adviser	11
Sub-Adviser Portfolio Managers	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
FUND SUMMARY – Leland Thomson Reuters Private Equity Index Fund	12
Investment Objective	12
Fees and Expenses of the Fund	12
Principal Investment Strategies	13
Principal Investment Risks	13
Performance	15
Investment Adviser	16
Investment Adviser Portfolio Managers	16
Purchase and Sale of Fund Shares	16
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16
FUND SUMMARY – Leland Thomson Reuters Venture Capital Index Fund	17
Investment Objective	17
Fees and Expenses of the Fund	17
Principal Investment Strategies	18
Principal Investment Risks	18
Performance	20
Investment Adviser	21
Investment Adviser Portfolio Managers	21
Purchase and Sale of Fund Shares	21
Tax Information	21
Payments to Broker-Dealers and Other Financial Intermediaries	21

Continued

FUND SUMMARY – Leland Real Asset Opportunities Fund	22
Investment Objective	22
Fees and Expenses of the Fund	22
Principal Investment Strategies	23
Principal Investment Risks	24
Performance	25
Investment Adviser	26
Investment Adviser Portfolio Managers	26
Purchase and Sale of Fund Shares	26
Tax Information	26
Payments to Broker-Dealers and Other Financial Intermediaries	26
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	27
Investment Objective	27
Principal Investment Strategies	27
Principal Investment Risks	32
Temporary Investments	39
Portfolio Holdings Disclosure	39
Cybersecurity	40
MANAGEMENT	40
Investment Adviser	40
Investment Adviser Portfollio Managers	41
Sub-Adviser	41
Sub-Adviser Portfolio Managers	41
HOW SHARES ARE PRICED	42
HOW TO PURCHASE SHARES	43
HOW TO REDEEM SHARES	47
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	49
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	50
DISTRIBUTION OF SHARES	51
Distributor	51
Distribution Fees	51
Additional Compensation to Financial Intermediaries	51
Householding	51
FINANCIAL HIGHLIGHTS	52
PRIVACY NOTICE	63

FUND SUMMARY-LELAND INTERNATIONAL ADVANTAGE FUND

Investment Objective: Total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None(1)	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses (2)	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	1.69%	2.44%	1.44%
Fee Waiver (3)	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver	1.51%	2.26%	1.26%
(1)	Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds, and are based on estimated amounts for the current fiscal year.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$719	$1,060	$1,422	$2,440
C	$229	$742	$1,283	$2,759
I	$128	$437	$768	$1,705

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ending September 30, 2016, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

1

Principal Investment Strategies: Using a two-part investment strategy, the Fund’s investment adviser, Good Harbor Financial, LLC (the “Adviser”), seeks to achieve the Fund’s investment objective by combining (1) a portfolio of securities and derivatives that together are expected to have returns representative of international equity markets with (2) an active currency overlay. “Advantage” in the Fund’s name refers to the Adviser’s belief that the two-part strategy will generate returns in excess of international equity markets generally. The Adviser delegates execution of the currency overlay to FDO Partners, LLC (the “Sub-Adviser”). Under normal circumstances, the Fund will invest in at least three different countries and will invest at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above. The Fund invests without restriction as to issuer capitalization. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

International Developed and Emerging Equity Markets Strategy

The Adviser will generally seek exposure to international developed and emerging equity markets through a variety of investments that provide exposure to international equity market indices, including ETFs, ETNs, equity securities such as common stock, including baskets intended to replicate an index, and derivatives that have similar economic characteristics to international developed or emerging market equities. The Fund’s derivative investments may include swaps (including total return swaps), structured notes, futures and options designed to provide exposure to a particular equity index or replicate the returns of one or more such indices. The Fund maintains liquid assets sufficient to meet its derivative-related obligations. Derivatives investments, if employed, may be used to leverage the portfolio. The Fund may vary allocations between developed and emerging markets.

As of the date of this prospectus, the Adviser believes that “developed” countries include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. Additionally, the Fund generally defines developed countries as those with above average per-capita income or included in the World Bank’s definition of high income countries. As of the date of this prospectus, the Adviser believes that “emerging” countries include, but may not be limited to, the following: Brazil, Chile, Greece, Colombia, Mexico, Peru, Czech Republic, Egypt, Hungary, Morocco, Poland, Russia, South Africa, Turkey, China, India, Indonesia, South Korea, Malaysia, Philippines, Taiwan, and Thailand.

The Fund may hedge its foreign currency exposure. At any given time, the Fund’s foreign currency exposure may be hedged, unhedged or partially hedged.

Currency Overlay Strategy

Under normal market conditions, the Sub-Adviser invests primarily in developed and emerging market foreign currency forward contracts, including cash-settled forwards, and U.S. dollar denominated short-duration fixed income securities (or securities of entities that invest primarily in such debt obligations, including money market funds and short duration fixed income ETFs). Duration is a measure, similar to maturity, that is used to determine the price sensitivity of a fixed income security to changes in interest rates. For example, if a fixed income security has a duration of three years and interest rates rise by one percent, the security’s price will decline by three percent. Typically, short-duration (three years or less) fixed income investments are designated as collateral by the Fund, as necessary, to cover on a net basis obligations with respect to, or that may result from, the Fund’s investments in foreign currency forward contracts. The Fund’s investment in short duration fixed income investments consists primarily of (i) shares of money market funds, (ii) U.S. dollar denominated non-government corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality, and (iii) U.S. government securities. In pursuit of the Fund’s investment objective, the Fund’s portfolio managers seek to generate positive total returns from the gains resulting from fluctuations in the values of various foreign currencies relative to each other or the U.S. dollar.

The Fund gains economic exposure to foreign currencies through its investment in foreign currency forward contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly. The Fund expects to utilize leverage, created through investments in forwards, as part of its investment strategies. Leverage has the effect of increasing the Fund’s volatility as well as the potential for gains and losses.

The Fund’s Sub-Adviser employs a disciplined quantitative investment strategy through a proprietary modeling process that is designed to take advantage of investment opportunities in developed and emerging markets and their currencies. Using proprietary data and a systematic, objective modeling process, the Fund seeks to identify and exploit what it believes to be mispricing in these markets, all of which are expected to be liquid. The Fund executes its strategy primarily through foreign-exchange forward contracts and through instruments and securities, which provide economic exposure to developed market currencies. The Fund will invest both long and short across this universe.

2

In constructing the currency overlay, the Sub-Adviser portfolio managers take a two-step approach:

Forecasting. The first step uses econometric modeling to develop preliminary forecasts of risk and return. This process uses a variety of behavioral metrics in its effort to extract return from the movement of developed and emerging market currencies. The model analyzes these various factors, and each contributes to the forecasted excess return for the currency in question, a number which can be positive or negative.

Optimization. In the second step, the Sub-Adviser portfolio managers implement an optimization process to improve the forecasts of both risk and return that come out of the forecasting process outlined above. This part of the investment process helps determine entry and exit points for each currency trade.

The Fund will generally enter into cash-settled currency forward contracts in each of the currencies available, either long or short, based on the modeled excess return. The Fund will invest in long forward contracts for currencies that are expected to appreciate relative to the U.S. dollar, and short forward contracts for currencies that are expected to depreciate against the U.S. dollar. The portfolio managers will run the quantitative modeling process and rebalance the portfolio, as needed. A cash-settled foreign currency forward contract is similar to a regular foreign currency forward contract, except that at maturity the cash-settled contract does not require physical delivery of currencies. A foreign exchange forward contract is an obligation to purchase or sell a specific currency on a future date (settlement date) for a fixed price set on the date of the contract (trade date). According to the terms of a cash-settled foreign currency forward contract, on the settlement date, the party that is long the now-depreciated currency pays the other party the amount of the depreciation times the notional amount of the contract. This represents the difference between the contracted forward price and the spot market rate at settlement date. By utilizing cash-settled foreign currency forward contracts, the Fund will not take physical delivery of a currency as part of a forward contract. All forward contracts are subject to counterparty default risk.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and Securities and Exchange Commission (“SEC”) harmonized regulations.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The Fund may invest in ETFs and mutual funds, which could result in the duplication of certain fees, including the management and administration fees. The Fund is exposed to the same principal risks as the ETFs and mutual funds.

  Credit Risk: Issuers and counterparties may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including U.S. and foreign governments.
  Currency Risk: Investments in foreign currencies are subject to political and economic risks, civil conflicts and war and greater volatility. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in dollar denominated securities of U.S. issuers.
  Derivatives Risk: Loss may result from the Fund’s investments in swaps, structured notes, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Options may expire worthless.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser or Sub-Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser or Sub-Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Foreign currency forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk.

3

  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. This may occur because of factors affecting securities markets generally, or the equity securities of a particular company, capitalization, region, or sector.
  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.
  Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk: Foreign investing may involve risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Leverage Risk: Derivatives have inherent leverage that will magnify losses and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. The loss on leveraged transactions may substantially exceed the initial investment.
  Management Risk: Both Adviser’s and Sub-Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity, fixed income and currency market risks may affect the value of the Fund. Factors such as international and domestic economic growth and market conditions, interest rate levels, and political events may affect the investment markets.
  Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small (i.e., below $3 billion) or medium (i.e., below $6 billion) capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
  Structured Note Risk: Structured notes may involve tracking risk, issuer default risk and may involve leverage risk.
  U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

4

Performance: The bar chart and performance table below gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.lelandfunds.com or by calling 1-855-535-2631 (1-855-Leland1).

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	9/30/2016	5.43%
Worst Quarter:	12/31/2016	(2.77)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2016)

	One Year	Since Inception (8-25-2015)
Class I shares
Return before taxes	(2.29)%	0.04%
Return after taxes on distributions	(2.69)%	(0.21)%
Return after taxes on distributions and sale of Fund shares	(1.12)%	(0.03)%
Class A shares
Return before Taxes	(7.94)%	(4.30)%
Class C Shares
Return before Taxes	(3.65)%	(0.99)%
MSCI EAFE Net Index (reflects no deduction for fees, expenses or taxes)	1.00%	1.28%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

5

Investment Adviser: Good Harbor Financial, LLC

Investment Adviser Portfolio Managers: Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser and David C. Armstrong, Portfolio Manager of the Adviser, have each served the Fund as a Portfolio Manager since it commenced operations in 2015. Yash Patel, Chartered Financial Analyst (CFA), Chief Operating Officer of the Adviser, has served as a Portfolio Manager to the Fund since 2016.

Sub-Adviser: FDO Partners, LLC

Sub-Adviser Portfolio Managers: Kenneth A. Froot, Ph.D. and Paul G. O’Connell, Ph.D., each a Partner of the
Sub-Adviser, have each served the Fund as a Portfolio Manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an individual retirement account (“IRA”) or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

FUND SUMMARY – LELAND CURRENCY STRATEGY FUND

Investment Objective: Total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None(1)	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses (2)	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	2.03%	2.78%	1.78%
Fee Waiver (3)	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	1.89%	2.64%	1.64%
(1)	Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$756	$1,161	$1,591	$2,783
C	$267	$848	$1,455	$3,095
I	$166	$545	$949	$2,079

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ending September 30, 2016, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

7

Principal Investment Strategies: Under normal market conditions, the Fund invests primarily in foreign currency forward contracts, including cash-settled forwards, and U.S. dollar denominated short-duration fixed income securities (or securities of entities that invest primarily in such debt obligations, including money market funds and exchange traded funds (“ETFs”)). ETFs will be used to invest in the same type of short duration fixed income securities that the Fund would invest in directly. Duration is a measure, similar to maturity, that is used to determine the price sensitivity of a fixed income security to changes in interest rates. For example, if a fixed income security has a duration of three years and interest rates rise by one percent, the security’s price will decline by three percent. The Fund’s short-duration (three years or less) fixed income investments are designated as collateral by the Fund, as necessary, to cover on a net basis obligations with respect to, or that may result from, the Fund’s investments in foreign currency forward contracts. The Fund’s investment in short duration fixed income investments consists primarily of (i) shares of money market funds, (ii) U.S. dollar denominated non-government corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality, and (iii) U.S. government securities. In pursuit of the Fund’s investment objective, the Fund’s portfolio managers seek to generate positive total returns from the gains resulting from fluctuations in the values of various foreign currencies relative to each other or the U.S. dollar and the income produced by debt obligations.

The Fund gains economic exposure to foreign currencies through its investment in foreign currency forward contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly. The Fund expects to utilize leverage, created through investments in forwards, as part of its investment strategies. Leverage has the effect of increasing the Fund’s volatility as well as the potential for gains and losses.

The Fund employs a disciplined quantitative investment strategy through a proprietary modeling process that is designed to take advantage of investment opportunities in developed markets and their currencies. Using proprietary data and a systematic, objective modeling process, the Fund seeks to identify and exploit what it believes to be mispricing in these markets, all of which are highly liquid. The Fund executes its strategy primarily through foreign-exchange forward contracts and through instruments and securities which provide economic exposure to developed market currencies. The Fund will invest both long and short across this universe.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In constructing the portfolio, the portfolio managers take a two-step approach:

Forecasting. The first step uses econometric modeling to develop preliminary forecasts of risk and return. This process uses a variety of behavioral metrics in its effort to extract return from the movement of developed market currencies. The model analyzes these various factors, and each contributes to the forecasted excess return for the currency in question, a number which can be positive or negative. As of the date of this prospectus, the Adviser believes that developed countries include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. Additionally, the Fund generally defines developed countries as those with above average per-capita income or included in the World Bank’s definition of high income countries.

Optimization. In the second step, the portfolio managers implement an optimization process to improve the forecasts of both risk and return that come out of the forecasting process outlined above. This part of the investment process helps determine optimal entry and exit points for each currency trade.

The Fund will generally enter into cash-settled currency forward contracts in each of the currencies available, either long or short, based on the modeled excess return. The Fund will invest in long forward contracts for currencies that are expected to appreciate relative to the U.S. dollar, and short forward contracts for currencies that are expected to depreciate against the U.S. dollar. The portfolio managers will run the quantitative modeling process and rebalance the portfolio, as needed. A cash-settled foreign currency forward contract is similar to a regular foreign currency forward contract, except that at maturity the cash-settled contract does not require physical delivery of currencies. A foreign exchange forward contract is an obligation to purchase or sell a specific currency on a future date (settlement date) for a fixed price set on the date of the contract (trade date). According to the terms of a cash-settled foreign currency forward contract, on the settlement date, the party that is long the now-depreciated currency pays the other party the amount of the depreciation times the notional amount of the contract. This represents the difference between the contracted forward price and the spot market rate at settlement date. By utilizing cash-settled foreign currency forward contracts, the Fund will not take physical delivery of a currency as part of a forward contract. All forward contracts are subject to counterparty default risk.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and Securities and Exchange Commission (“SEC”) harmonized regulations.

8

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The Fund may invest in ETFs or mutual funds (“Underlying Funds”) which could result in the duplication of certain fees, including the management and administration fees. The Fund is exposed to the same principal risks as the Underlying Funds.

  Correlation Risk: Prices of currencies and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other. In down markets the prices of these currencies, securities and asset classes can also fall in tandem. Because the Fund allocates its investments between currencies and fixed income securities, the Fund is subject to correlation risk.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.
  Currency Risk: Investments in foreign currencies are subject to political and economic risks, civil conflicts and war and greater volatility. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in dollar denominated securities of U.S. issuers.
  Derivatives Risk: Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Foreign currency forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk.
  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.
  Fixed Income Risk: The Fund may invest in fixed income securities, directly or through Underlying Funds. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Geographic Concentration Risk: The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.
  Leverage Risk: The Fund’s use of foreign currency forward contracts may amplify losses and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. The loss on leveraged transactions may substantially exceed the initial investment.
  Management Risk: Both Adviser’s and Sub-Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments and quantitative modeling techniques may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall currency and fixed income securities market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the currency and securities markets.
  Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.
9

Performance: The bar chart and performance table show the variability of the Fund’s returns, over time which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.lelandfunds.com or by calling 1-855-535-2631 (1-855-Leland1).

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	6/30/2015	4.92%
Worst Quarter:	12/31/2016	(3.53)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2016)

	One Year	Since Inception (5-30-2014)
Class I shares
Return before taxes	(8.42)%	4.61%
Return after taxes on distributions	(8.42)%	4.55%
Return after taxes on distributions and sale of Fund shares	(4.77)%	3.51%
Class A shares
Return before Taxes	(13.94)%	2.14%
Class C Shares
Return before Taxes	(9.31)%	3.92%
BofAML U.S. Dollar Libor 3 Month Constant M (reflects no deduction for fees, expenses or taxes)	0.66%	0.40%
S&P 500 Total Return Index	11.96%	8.30%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

10

Investment Adviser: Good Harbor Financial, LLC (the “Adviser”)

Investment Adviser Portfolio Managers: Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser, has served the Fund as a Portfolio Manager since it commenced operations in 2014.

Sub-Adviser: FDO Partners, LLC (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers: Kenneth A. Froot, Ph.D. and Paul G. O’Connell, Ph.D., each a Partner of the Sub-Adviser, have each served the Fund as a Portfolio Manager since it commenced operations in 2014.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. Dividend and capital gain distributions on Fund shares held through tax-deferred plans may be taxable upon their eventual withdrawal from such tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FUND SUMMARY-LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND

Investment Objective: The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. private equity-backed companies. The Fund’s current benchmark is the Thomson Reuters Private Equity Buyout Index (the “Underlying Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None(1)	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.88%	2.63%	1.63%
Fee Waiver(3)	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver	1.76%	2.51%	1.51%
(1)	Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds, and are based on estimated amounts for the current fiscal year.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$743	$1,119	$1,520	$2,635
C	$254	$805	$1,382	$2,950
I	$153	$501	$873	$1,917

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period ending September 30, 2016, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

12

Principal Investment Strategies: The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of the Thomson Reuters Private Equity Buyout Index (the “Underlying Index”). The Underlying Index seeks to replicate the aggregate gross performance of U.S. private equity-backed companies. However, the Fund does not invest directly in private equity funds or private equity of companies.

In seeking to track the Underlying Index, the Fund invests in a wide range of financial instruments, including liquid, publicly-traded equities which are either components of the theoretical portfolio or determined by the Adviser to have substantially similar risk and return characteristics, in aggregate, as the Underlying Index. The Fund also invests in total return swap agreements designed to provide exposure to the characteristics of private equity-backed companies and will have the effect of adding economic leverage to the portfolio. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities and financial instruments that compose the Underlying Index. This policy is not fundamental and may be changed by the Northern Lights Fund Trust III’s (the “Trust”) Board of Trustees (the “Board”) upon 60 days’ written notice to shareholders.

The Fund’s swap agreements will create economic leverage in the Fund’s portfolio. Leverage may magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with the assets held by the Fund resulting in increased volatility in the value of the Fund’s portfolio. While the use of leverage has the potential to produce greater gains, it also may result in greater losses. The Fund’s investments in swap agreements are subject to limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”) and related Securities and Exchange Commission (“SEC”) guidance. To comply with SEC guidance, the Fund generally will be required to segregate or earmark liquid assets or enter into offsetting positions to cover its derivatives positions. The Fund also may invest in other investment companies, including exchange traded funds (“ETFs”), to gain exposure to the returns of the Underlying Index.

To the extent the Underlying Index is concentrated in a particular industry the Fund’s investment exposure will necessarily be concentrated in that industry.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and SEC harmonized regulations.

The Fund is classified as “non-diversified” for purposes of 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The Fund may invest in ETFs and other investment companies, which could result in the duplication of certain fees, including the management and administration fees. The Fund is exposed to the same principal risks as the ETFs and other investment companies in which it invests.

•	Concentration Risk: To the extent that the Fund’s investments are concentrated in or significantly exposed to a particular sector, the Fund will be susceptible to loss due to adverse occurrences affecting that sector. The Fund will be subject to the risk that economic, political or other conditions that have a negative effect on these sectors may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
•	Counterparty Credit Risk: The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.
•	Derivatives Risk: Loss may result from the Fund’s investments in swaps. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the swaps used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

13

•	Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. This may occur because of factors affecting securities markets generally, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.
•	Investment in Investment Companies Risk: Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or other investment companies and also may be higher than other mutual funds that invest directly in securities.
•	Leverage Risk: The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. Derivatives have inherent leverage that will magnify losses and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. The loss on leveraged transactions may substantially exceed the initial investment.
•	Licensing Risk: The Fund relies on licenses that permit the Fund to use the applicable Index and associated trade names, trademarks, and service market (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensor and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the applicable licensor has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event a license is terminated or a licensor does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund and may result in a change in the investment policy or closure of the Fund.
•	Liquidity Risk: In certain circumstances, it may be difficult for the Fund to purchase and sell particular derivative investments within a reasonable time at a fair price. Because the Fund intends to invest in swap contracts under certain market conditions, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Adviser may be required to fair value the investments.
•	Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and derivatives may prove to be incorrect and may not produce the desired results.
•	Market Risk: The values of securities in the Underlying Index could decline generally or could underperform other investments. An investment in the Fund may lose money.
•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•	Private Equity Investing Risk: The Fund seeks to generate returns that mimic the returns of U.S. private equity-backed companies as measured by the Underlying Index. Because investing in newly private companies inherently carries a degree of risk, including the risk that a company will fail, the returns of the private equity industry may be subject to greater volatility than the returns of more established publicly traded companies. As a result, the Fund’s returns also may experience greater volatility than a direct or indirect investment in more established public companies. The Fund does not invest in private equity funds nor does it invest directly in the companies funded by private equity funds.
•	Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. The Underlying Index’s return may not match or achieve a high degree of correlation with the return of U.S. private equity-backed companies.

14

Performance: The bar chart and performance table below gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.lelandfunds.com or by calling 1-855-535-2631 (1-855-Leland1).

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	9/30/2016	4.46%
Worst Quarter:	3/31/2016	(2.42)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2016)

	One Year	Since Inception (9-18-2015)
Class I shares
Return before taxes	6.02%	7.60%
Return after taxes on distributions	5.40%	5.61%
Return after taxes on distributions and sale of Fund shares	3.43%	4.92%
Class A shares
Return before Taxes	(0.41)%	2.52%
Class C Shares
Return before Taxes	5.31%	7.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	13.43%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

15

Investment Adviser: Good Harbor Financial, LLC

Investment Adviser Portfolio Managers: Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser, Yash Patel, Chartered Financial Analyst (CFA), Portfolio Manager of the Adviser, and David C. Armstrong, Portfolio Manager of the Adviser, have each served the Fund as a Portfolio Manager since it commenced operations in September 2015.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an individual retirement account (“IRA”) or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

FUND SUMMARY-LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND

Investment Objective: The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies. The Fund’s current benchmark is the Thomson Reuters Venture Capital Index (the “Underlying Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None(1)	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.85%	2.60%	1.60%
Fee Waiver(2)	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver	1.77%	2.52%	1.52%
(1)	Class C shares purchased prior to February 1, 2017, that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds, and are based on estimated amounts for the current fiscal year.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$744	$1,115	$1,510	$2,612
C	$255	$800	$1,372	$2,927
I	$154	$497	$862	$1,892

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ending September 30, 2016, the Fund’s portfolio turnover rate was 256% of the average value of its portfolio.

17

Principal Investment Strategies: The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of the Thomson Reuters Venture Capital Index (the “Underlying Index”). The Underlying Index seeks to replicate the aggregate gross performance of U.S. venture capital-backed companies. However, the Fund does not invest directly in venture capital funds or start-up companies.

In seeking to track the Underlying Index, the Fund invests in a wide range of financial instruments, including liquid, publicly-traded equities which are either components of the theoretical portfolio or determined by the Adviser to have substantially similar risk and return characteristics, in aggregate, as the Underlying Index. The Fund also invests in total return swap agreements designed to provide exposure to the characteristics of venture capital-backed companies and will have the effect of adding economic leverage to the portfolio. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities and financial instruments that compose the Underlying Index. This policy is not fundamental and may be changed by the Northern Lights Fund Trust III’s (the “Trust”) Board of Trustees (the “Board”) upon 60 days’ written notice to shareholders.

The Fund’s swap agreements will create economic leverage in the Fund’s portfolio. Leverage may magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with the assets held by the Fund resulting in increased volatility in the value of the Fund’s portfolio. While the use of leverage has the potential to produce greater gains, it also may result in greater losses. The Fund’s investments in swap agreements are subject to limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”) and related Securities and Exchange Commission (“SEC”) guidance. To comply with SEC guidance, the Fund generally will be required to segregate or earmark liquid assets or enter into offsetting positions to cover its derivatives positions. The Fund also may invest in other investment companies, including exchange traded funds (“ETFs”), to gain exposure to the returns of the Underlying Index.

To the extent the Underlying Index is concentrated in a particular industry the Fund’s investment exposure will necessarily be concentrated in that industry. Currently, the Underlying Index has significant exposure to the industries within the technology and healthcare sectors.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and SEC harmonized regulations.

The Fund’s investment strategy typically results in a portfolio turnover rate in excess of 100% on an annual basis. The Fund is classified as “non-diversified” for the purposes of 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The Fund may invest in ETFs and other investment companies, which could result in the duplication of certain fees, including the management and administration fees. The Fund is exposed to the same principal risks as the ETFs and other investment companies in which it invests.

  Concentration Risk: To the extent that the Fund’s investments are concentrated in or significantly exposed to a particular sector, the Fund will be susceptible to loss due to adverse occurrences affecting that sector. Based on the composition of the Underlying Index as of the date of this Prospectus, it is expected that the Fund’s assets will have significant exposure to the technology and healthcare sectors. The Fund will be subject to the risk that economic, political or other conditions that have a negative effect on these sectors may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
  Counterparty Credit Risk: The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.
  Derivatives Risk: Loss may result from the Fund’s investments in swaps. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
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Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the swaps used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

  Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. This may occur because of factors affecting securities markets generally, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.
  Investment in Investment Companies Risk: Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or other investment companies and also may be higher than other mutual funds that invest directly in securities.
  Leverage Risk: The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. Derivatives have inherent leverage that will magnify losses and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. The loss on leveraged transactions may substantially exceed the initial investment.
  Licensing Risk: The Fund relies on licenses that permit the Fund to use the applicable Index and associated trade names, trademarks, and service market (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensor and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the applicable licensor has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event a license is terminated or a licensor does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund and may result in a change in the investment policy or closure of the Fund.
  Liquidity Risk: In certain circumstances, it may be difficult for the Fund to purchase and sell particular derivative investments within a reasonable time at a fair price. Because the Fund intends to invest in swap contracts under certain market conditions, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Adviser may be required to fair value the investments.
  Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and derivatives may prove to be incorrect and may not produce the desired results.
  Market Risk: The values of securities in the Underlying Index could decline generally or could underperform other investments. An investment in the Fund may lose money.
  Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. The Underlying Index’s return may not match or achieve a high degree of correlation with the return of U.S. venture capital-backed companies.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.
  Venture Capital Investing Risk: The Fund seeks to generate returns that mimic the aggregate returns of U.S. venture capital-backed companies as measured by the Underlying Index. Venture capital is a type of equity financing that addresses the funding needs of entrepreneurial companies that for reasons of size, assets, and stage of development cannot seek capital from more traditional sources, such as public markets and banks. Because investing in new or very early companies inherently carries a degree of risk, including the risk that a company will fail, the returns of the venture capital backed companies may be subject to greater volatility than the returns of more established publicly traded companies. As a result, the Fund’s returns also may experience greater volatility than a direct or indirect investment in more established public companies. The Fund does not invest in venture capital funds nor does it invest directly in the companies funded by venture capital funds.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, over time which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A shares would have similar returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares would be different from Class I shares because Class A shares have different expenses than Class I shares. Because Class C shares have not completed a full calendar year of investment operations, no performance information is presented for the Class C shares at this time. In the future, performance information will be presented in this section of this Prospectus for Class C shares. The Fund acquired all of the assets and liabilities of the MPS Thomson Reuters Venture Capital Fund (the “Predecessor Fund”) in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Class A and Institutional shares of the Predecessor Fund were exchanged for Class A and Class I shares of the Fund, respectively. Updated performance information will be available at no cost by visiting www.lelandfunds.com or by calling 1-855-535-2631 (1-855-Leland1).

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	9/30/2016	17.81%
Worst Quarter:	6/30/2016	(9.45)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2016)

	One Year	Since Inception (10-2-2014)
Class I shares
Return before taxes	(1.64)%	9.94%
Return after taxes on distributions	(3.11)%	7.03%
Return after taxes on distributions and sale of Fund shares	(0.73)%	6.43%
Class A shares
Return before Taxes	(7.57)%	7.17%
Class C shares
Return before Taxes	(2.62)%	7.63%
NASDAQ OTC Composite Index (reflects no deduction for fees, expenses or taxes)	7.50%	10.29%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

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Investment Adviser: Good Harbor Financial, LLC

Investment Adviser Portfolio Managers: Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser, Yash Patel, Chartered Financial Analyst (CFA), Portfolio Manager of the Adviser, and David C. Armstrong, Portfolio Manager of the Adviser, have each served the Fund as a Portfolio Manager since it commenced operations in September 2015.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an individual retirement account (“IRA”) or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – LELAND REAL ASSET OPPORTUNITIES FUND

(formerly known as Good Harbor Tactical Equity Income Fund)

Investment Objective: Total return from capital appreciation with an emphasis on income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 43 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None(1)	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses (2)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.64%	2.39%	1.39%
Fee Waiver (3)	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver	1.43%	2.18%	1.18%
(1)	Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$713	$1,044	$1,398	$2,394
C	$221	$726	$1,258	$2,714
I	$121	$420	$742	$1,654

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

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Principal Investment Strategies: Using a fundamental and quantitative approach, the Fund’s investment adviser, Good Harbor Financial, LLC (the “Adviser”), seeks to achieve the Fund’s investment objective by tactically allocating the portfolio during favorable periods to equity investments whose revenues and earnings are derived from tangible assets, often referred to as “real assets”, such as real estate, infrastructure and basic materials that provide a steady dividend payout.

•	Real estate companies are generally involved in the purchase, ownership, management, rental and/or sale of real estate.
•	Infrastructure companies are generally engaged in providing essential services (such as electric, gas and water utilities), transport (such as toll roads, bridges, tunnels, rail, airports and ports), communications (such as satellite, wireless and other communications networks) and commodity and social infrastructure (education, public housing, prison and athletic facilities).
•	Basic materials companies are generally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in these real asset investments.

The allocation to equities is supplemented by an option strategy designed to produce income, enhance returns or limit equity losses. During less favorable periods or when attractive investment opportunities are scarce, the Adviser will seek to reduce equity exposure and allocate the Fund’s assets to investment grade fixed income securities of any maturity or duration.

The Fund will primarily invest in equity securities. Equity securities may include common and preferred stock, American Depositary Receipts (“ADRs”), Master Limited Partnerships (“MLPs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) or exchange traded notes (“ETNs”). The Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships. Option investments may include writing (selling) covered call options, purchasing calls and puts and making collar or spread trades. Fixed income investments will generally include ETFs that track a treasury bond index and money market funds. The Fund may invest in derivative investments such as swaps, structured notes, futures and options designed to provide exposure to a particular equity investment, option or a treasury bond index or to replicate the returns of such investment.

The Fund seeks to outperform the S&P 500 Total Return® Index over a full market cycle.

Adviser’s Investment Process. The Adviser utilizes a flexible multi-step approach to determine appropriate investments for the Fund. The Fund’s investment strategy typically results in a portfolio turnover rate in excess of 100% on an annual basis.

Real Asset Equities. First, the Adviser identifies a specific security universe, limited to companies whose earnings are based on real assets, and in which there is both moderate growth and an active options market. Next, the Adviser refines this universe by limiting it to companies that possess certain inherent characteristics, which may include those companies paying an attractive yield, those providing a steady dividend payout, those with stable management histories, those with a significant presence in their industry and those with very stable cash flows. The remaining investments are identified through rigorous fundamental research that seeks to discover principally sound companies that are trading at low valuations not due to serious issues, but as a result of risk aversion arising from temporary factors, as in a misunderstanding of company-specific risk, or an industry/sector falling out of favor. Among the equity securities identified, the Adviser may tactically adjust the portfolio among sector and industry exposure.

Options and Fixed Income Investments. Following the security analysis, the Adviser will determine whether to add options to accelerate returns, limit the downside of certain equity investments or generate income. During unfavorable periods or during periods of scarce attractive equity investments, the Adviser may reduce equity exposure and allocate the portfolio to fixed income investments.

Risk Monitoring. The Adviser frequently evaluates portfolio-level risk by applying certain quantitative measures to determine the appropriate allocation among equities, options and fixed income investments. The Adviser will tactically allocate the portfolio based in part on these quantitative measures.

Portfolio Allocation. The Adviser utilizes a fundamental and quantitative approach to tactically allocate the Fund’s portfolio among its investments. At any given time, the Fund’s portfolio will be invested in equities and options, fixed income investments, or among equities, options and fixed income investments. The allocation among these investments will depend upon a number of factors, including the Adviser’s determination of the favorability of investing in tangible asset equities. Within the Fund’s allocations to equities, the Adviser may allocate the portfolio among different tangible asset sectors and industries.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

23

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The Fund may invest in ETFs which could result in the duplication of certain fees, including the management and administration fees.

  ADRs Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.
  Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
  Basic Materials Industry Risk: To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.
  Correlation Risk: Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities, options and fixed income securities, the Fund is subject to correlation risk.
  Energy and Infrastructure Risk: The value of securities issued by energy and infrastructure companies may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities. These companies are also affected by worldwide energy prices and exploration and production costs. These companies may have significant operations in areas at risk for natural disasters, social and political unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and public perception.
  Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of energy companies in particular, or a particular company.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs. ETFs are subject to specific risks, depending on the nature of the fund.
  Exchange-Traded Notes Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed Income Risk: The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Investment Focus Risk: The Fund’s strategy of focusing its investments in tangible asset companies means that the performance of the Fund will be closely tied to the performance of such investments. The Fund’s focus in real estate, infrastructure and basic materials presents more risk than if the Fund were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with a concentrated investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.
  Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
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  MLP Risk: The Fund may invest in MLPs, directly or through ETFs or ETNs. Investing in MLPs entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and other various risks.
  Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  Options Risk: There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to write options and purchase options under the Fund’s options strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
  REIT and Real Estate Risk: The Fund may invest in REITs, directly or through ETFs. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
  Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.
  U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, over time which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. The Fund’s investment strategy changed on February 1, 2017. Updated performance information will be available at no cost by visiting www.lelandfunds.com or by calling 1-855-535-2631 (1-855-Leland1).

Class I Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	6/30/2016	8.54%
Worst Quarter:	9/30/2014	(11.34)%

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Performance Table

Average Annual Total Returns

(For period ended December 31, 2016)

	One Year	Since Inception (9-30-13)
Class I
Return before taxes	26.96%	(0.30)%
Return after taxes on distributions	25.89%	(1.33)%
Return after taxes on distributions and sale of Fund shares	15.47%	(0.65)%
Class A shares
Return before Taxes	19.35%	(2.34)%
Class C shares
Return before Taxes	25.76%	(1.27)%
S&P 500 TR (reflects no deduction for fees, expenses or taxes)	11.96%	11.53%

After-tax returns were calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser: Good Harbor Financial, LLC

Investment Adviser Portfolio Managers: Neil R. Peplinski, Chartered Financial Analyst (CFA) and Managing Partner of the Adviser and Jeffrey H. Kim, Portfolio Manager at the Adviser, have each served the Fund as its Portfolio Manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

Each Fund’s investment objective may be changed by the Northern Lights Fund Trust III’s (the “Trust”) Board of Trustees (the “Board”) upon 60 days’ written notice to shareholders.

Leland International Advantage Fund

The Fund seeks total return from capital appreciation and income.

Leland Currency Strategy Fund

The Fund seeks total return from capital appreciation and income.

Leland Thomson Reuters Private Equity Index Fund

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. private equity-backed companies. The Fund’s current benchmark is the Thomson Reuters Private Equity Buyout Index (in the context of the Leland Thomson Reuters Private Equity Index Fund, the “Underlying Index”). Price performance is a measure of market price performance, excluding dividends and interest.

Leland Thomson Reuters Venture Capital Index Fund

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies. The Fund’s current benchmark is the Thomson Reuters Venture Capital Index (in the context of the Leland Thomson Reuters Venture Capital Index Fund, the “Underlying Index”). Price performance is a measure of market price performance, excluding dividends and interest.

Leland Real Asset Opportunities Fund

The Fund seeks total return from capital appreciation with an emphasis on income.

Principal Investment Strategies

Leland International Advantage Fund

Using a two-part investment strategy, the Fund’s investment adviser, Good Harbor Financial, LLC (the “Adviser”), seeks to achieve the Fund’s investment objective by combining (1) a portfolio of securities and derivatives that together are expected to have returns representative of international equity markets with (2) an active currency overlay. “Advantage” in the Fund’s name refers to the Adviser’s belief that the two-part strategy will generate returns in excess of international equity markets generally. The Adviser delegates execution of the currency overlay to FDO Partners, LLC (the “Sub-Adviser”). Under normal circumstances, the Fund will invest in at least three different countries and will invest at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.

The Fund gains economic exposure to foreign currencies through its investment in foreign currency forward contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly. The Fund expects to utilize leverage, created through investments in forwards, as part of its investment strategies. Leverage has the effect of increasing the Fund’s volatility as well as the potential for gains and losses.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

As of the date of this prospectus, the Adviser believes that “developed” countries include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. Additionally, the Fund generally defines developed countries as those with above average per-capita income or included in the World Bank’s definition of high income countries. As of the date of this prospectus, the Adviser believes that “emerging” countries include, but may not be limited to, the following: Brazil, Chile, Greece, Colombia, Mexico, Peru, Czech Republic, Egypt, Hungary, Morocco, Poland, Russia, South Africa, Turkey, China, India, Indonesia, South Korea, Malaysia, Philippines, Taiwan, and Thailand.

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Investment Philosophy

International Developed and Emerging Equity Markets

Developed and emerging market currency movements relative to each other can significantly impact the USD-denominated returns of U.S. holders of foreign securities. Sometimes the currency effect improves USD-denominated performance, sometimes it detracts. Over time, the positive and negative currency effects tend cancel each other out resulting in elevated volatility without additional risk adjusted return. Conversely, while a fully hedged position dampens the currency effect, it may be sub-optimal for investors with a view on one or more developed or emerging market currencies.

Currency Overlay

The Sub-Adviser employs a disciplined quantitative investment strategy through a proprietary modeling process that is designed to take advantage of investment opportunities in developed and emerging markets and their currencies. Using proprietary data and a systematic, objective modeling process, the Sub-Adviser seeks to identify and exploit what it believes to be mispricing in these markets, all of which are expected to be liquid. The Fund executes its strategy primarily through foreign-exchange forward contracts and through instruments and securities, which provide economic exposure to the developed or emerging market currencies. The Fund will invest both long and short across this universe.

The quantitative process utilized by the Sub-Adviser is designed to identify and exploit currency mispricing in a systematic framework. The Fund’s Sub-Adviser portfolio managers believe that currency market participants (which include institutional investors, central banks and speculative traders) can create short term pricing anomalies in the market through their behavior, announcements, and the way both of these are perceived by media observers. These anomalies can create for the Fund investment opportunities to be pursued and dangers to be avoided.

The Sub-Adviser portfolio managers have extensive experience in analyzing fundamental, behavioral and technical measures and an intimate understanding of the information from a variety of sources comprising such measures. A wide variety of factors that reflect conditions in the financial markets are also employed, including financial volatility in prices and capital flows, momentum of financial returns, domestic liquidity and the behavior of international investors, news and media-driven news interpretation.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and SEC harmonized regulations.

Leland Currency Strategy Fund

Under normal market conditions, the Fund invests primarily in foreign currency forward contracts, including cash-settled forwards, and U.S. dollar denominated short-duration fixed income securities (or securities of entities that invest primarily in such debt obligations, including money market funds and ETFs). ETFs will be used to invest in the same type of short duration fixed income securities that the Fund would invest in directly. Duration is a measure, similar to maturity, that is used to determine the price sensitivity of a fixed income security to changes in interest rates. For example, if a fixed income security has a duration of three years and interest rates rise by one percent, the security’s price will decline by three percent. The Fund’s short-duration (three years or less) fixed income investments are designated as collateral by the Fund, as necessary, to cover on a net basis obligations with respect to, or that may result from, the Fund’s investments in foreign currency forward contracts. The Fund’s investment in short duration fixed income investments consists primarily of (i) shares of money market funds, (ii) U.S. dollar denominated non-government corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality, and (iii) U.S. government securities. In pursuit of the Fund’s investment objective, the Fund’s portfolio managers seek to generate positive total returns from the gains resulting from fluctuations in the values of various foreign currencies relative to each other or the U.S. dollar and the income produced by debt obligations.

The Fund gains economic exposure to foreign currencies through its investment in foreign currency forward contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly. The Fund expects to utilize leverage, created through investments in forwards, as part of its investment strategies. Leverage has the effect of increasing the Fund’s volatility as well as the potential for gains and losses.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

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Investment Philosophy

The Fund employs a disciplined quantitative investment strategy through a proprietary modeling process that is designed to take advantage of investment opportunities in developed markets and their currencies. Using proprietary data and a systematic, objective modeling process, the Fund seeks to identify and exploit what it believes to be mispricing in these markets, all of which are highly liquid. The Fund executes its strategy primarily through foreign-exchange forward contracts and through instruments and securities which provide economic exposure to the developed market currencies. The Fund will invest both long and short across this universe.

The quantitative process utilized by the Fund is designed to identify and exploit currency mispricing in a systematic framework. The Fund’s portfolio managers believe that currency market participants (which include institutional investors, central banks and speculative traders) can create short term pricing anomalies in the market through their behavior, announcements, and the way both of these are perceived by media observers. These anomalies can create for the Fund investment opportunities to be pursued and dangers to be avoided.

The portfolio managers have extensive experience in analyzing fundamental, behavioral and technical measures and an intimate understanding of the information from a variety of sources comprising such measures. A wide variety of factors that reflect conditions in the financial markets are also employed, including financial volatility in prices and capital flows, momentum of financial returns, domestic liquidity and the behavior of international investors, news and media-driven news interpretation.

Investment Process

In constructing the portfolio, the portfolio managers take a two-step approach:

Forecasting. The first step uses econometric modeling to develop preliminary forecasts of risk and return. This process uses a variety of behavioral metrics in its effort to extract return from the movement of developed market currencies. The model analyzes these various factors, and each contributes to the forecasted excess return for the currency in question, a number which can be positive or negative. As of the date of this prospectus, the Adviser believes that developed countries include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. Additionally, the Fund generally defines developed countries as those with above average per-capita income or included in the World Bank’s definition of high income countries.

Optimization. In the second step, the portfolio managers implement an optimization process to improve the forecasts of both risk and return that come out of the forecasting process outlined above. This part of the investment process helps determine optimal entry and exit points for each currency trade.

The Fund will generally enter into cash-settled currency forward contracts in each of the currencies available, either long or short, based on the modeled excess return. The Fund will invest in long forward contracts for currencies that are expected to appreciate relative to the U.S. dollar, and short forward contracts for currencies that are expected to depreciate against the U.S. dollar. The portfolio managers will run the quantitative modeling process and rebalance the portfolio, as needed. A cash-settled foreign currency forward contract is similar to a regular foreign currency forward contract, except that at maturity the cash-settled contract does not require physical delivery of currencies. A foreign exchange forward contract is an obligation to purchase or sell a specific currency on a future date (settlement date) for a fixed price set on the date of the contract (trade date). According to the terms of a cash-settled foreign currency forward contract, on the settlement date, the party that is long the now-depreciated currency pays the other party the amount of the depreciation times the notional amount of the contract. This represents the difference between the contracted forward price and the spot market rate at settlement date. By utilizing cash-settled foreign currency forward contracts, the Fund will not take physical delivery of a currency as part of a forward contract. All forward contracts are subject to counterparty default risk.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and SEC harmonized regulations.

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Leland Thomson Reuters Private Equity Index Fund

The Adviser’s objective for the Fund is to produce results that correspond to or correlate as closely as possible with the price performance of the Underlying Index. The Adviser continuously monitors the Fund, and makes adjustments to its portfolio, as necessary, to minimize performance differences, and to maximize liquidity. The Adviser does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. The securities and other financial instruments, including swap agreements, selected by the Adviser are expected to have, in aggregate, investment characteristics similar to those of the Underlying Index.

The Fund’s investment objective and investment policy to provide investment results that, before fees and expenses, correspond generally to the performance of the Underlying Index are non-fundamental policies that may be changed by the Trust’s Board without shareholder approval.

The Fund is classified as “non-diversified” for the purposes of 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

More Information About the Underlying Index

The Underlying Index seeks to replicate the aggregate gross performance of U.S. private equity-backed companies. The Underlying Index is derived from a theoretical dynamic portfolio developed by DSC Quantitative Group, LLC (“DSC”). The Underlying Index seeks to track the price movements of the Thomson Reuters Private Equity Buyout Research Index (TR PE Buyout Research Index), which is an uninvestable index constructed from observed valuations of private equity-funded companies.

The TR PE Buyout Research Index is constructed from observed valuations of private equity-backed firms at discrete points in time, such as during buyouts, leveraged buyouts, and exits (acquisitions, initial public offerings, failures, manager buyouts and others). These observed valuations fuel a sophisticated econometric methodology that estimates the value of each private equity-backed firm in every month. Aggregating this time-series of firm values, the TR PE Buyout Research Index constructs a value-weighted index of the returns to a theoretical fully-diversified portfolio of private equity-backed firms capturing a high percentage of all PE-backed companies.

The Underlying Index seeks to track the price movements of the TR PE Buyout Research Index by constructing a theoretical portfolio made up of various economic sectors. These economic sectors are designed using proprietary econometric models and seek to mimic the risks and return characteristics of private equity-backed companies associated with each economic sector. The seven sectors are the: industrials, consumer noncyclical, consumer cyclical, energy and utilities, health care, technology, and financials. Each economic sector seeks to replicate the price movements of a sector of the PE universe by constructing a portfolio including, but not limited to, baskets of representative sector-specific equities, derivatives, swaps, other indices, and other financial instruments. These financial instruments can be priced in real time, and when weighted appropriately, seek to mimic the behavior of the Thomson Reuters Private Equity Buyout Research Index. The Underlying Index return is computed as the weighted return of a theoretical portfolio of economic sectors.

The Adviser has entered into licensing arrangements with Thomson Reuters (Markets) LLC (“Thomson Reuters”) and DSC. Pursuant to its licensing arrangement with Thomson Reuters, the Adviser has been granted an exclusive license to use the Underlying Index and its related marks in connection with the Fund in accordance with the terms of a license agreement. Pursuant to its licensing arrangement with DSC, DSC has agreed to periodically provide the Adviser with certain information about the theoretical portfolio.

Leland Thomson Reuters Venture Capital Index Fund

The Adviser’s objective for the Fund is to produce results that correspond to or correlate as closely as possible with the price performance of the Underlying Index. The Adviser continuously monitors the Fund, and makes adjustments to its portfolio, as necessary, to minimize performance differences, and to maximize liquidity. The Adviser does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. The securities and other financial instruments, including swap agreements, selected by the Adviser are expected to have, in aggregate, investment characteristics similar to those of the Underlying Index.

The Fund’s investment objective and investment policy to provide investment results that, before fees and expenses, correspond generally to the performance of the Underlying Index are non-fundamental policies that may be changed by the Trust’s Board without shareholder approval.

The Fund is classified as “non-diversified” for the purposes of 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

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More Information About the Underlying Index

The Underlying Index seeks to replicate the aggregate gross performance of U.S. venture capital-backed companies representative of more than 7,500 individual U.S. venture capital-funded private companies. The Underlying Index is derived from a theoretical dynamic portfolio developed by DSC Quantitative Group, LLC (“DSC”). The Underlying Index seeks to track the price movements of the Thomson Reuters Venture Capital Research Index (TR VC Research Index), which is an uninvestable index constructed from observed valuations of more than 22,000 venture capital-funded companies.

The TR VC Research Index is constructed from observed valuations of venture-backed firms at discrete points in time, such as during funding rounds, acquisitions, and exits. These observed valuations fuel a sophisticated econometric methodology that estimates the value of each venture-backed firm in every month. Aggregating this time-series of firm values, the TR VC Research Index constructs a value-weighted index of the returns to a theoretical fully-diversified portfolio of venture-backed firms capturing a high percentage of all VC-backed companies.

The Underlying Index seeks to track the price movements of the TR VC Research Index by constructing a theoretical portfolio made up of various economic sectors. These economic sectors are designed using proprietary econometric models and seek to mimic the risks and return characteristics of venture-backed companies associated with each economic sector. The seven sectors are the: materials and industrials sector, consumer cyclical and non-cyclical sector, energy and utility sector, healthcare and pharmaceuticals sector, technology equipment sector, software sector, and telecommunications sector. Each economic sector seeks to replicate the price movements of a sector of the VC universe by constructing a portfolio including, but not limited to, baskets of representative sector-specific equities, derivatives, swaps, other indices, and other financial instruments. These financial instruments can be priced in real time, and when weighted appropriately, seek to mimic the behavior of the Thomson Reuters Venture Capital Research Index. The Underlying Index return is computed as the weighted return of a theoretical portfolio of economic sectors.

The Adviser has entered into licensing arrangements with Thomson Reuters (Markets) LLC (“Thomson Reuters”) and DSC. Pursuant to its licensing arrangement with Thomson Reuters, the Adviser has been granted an exclusive license to use the Underlying Index and its related marks in connection with the Fund in accordance with the terms of a license agreement. Pursuant to its licensing arrangement with DSC, DSC has agreed to periodically provide the Adviser with certain information about the theoretical portfolio.

Leland Real Asset Opportunities Fund

Using a fundamental and quantitative approach, the Fund’s Adviser seeks to achieve the Fund’s investment objective by tactically allocating the portfolio during favorable periods to equity investments whose revenues and earnings are derived from real assets, such as real estate, infrastructure and basic materials that provide a steady dividend payout.

•	Real estate companies are generally involved in the purchase, ownership, management, rental and/or sale of real estate.
•	Infrastructure companies are generally engaged in providing essential services (such as electric, gas and water utilities), transport (such as toll roads, bridges, tunnels, rail, airports and ports), communications (such as satellite, wireless and other communications networks) and commodity and social infrastructure (education, public housing, prison and athletic facilities).
•	Basic materials companies are generally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles and wood products.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in these real asset investments.

The allocation to equities is supplemented by an option strategy designed to produce income, enhance returns or limit equity losses. During less favorable periods or when attractive investment opportunities are scarce, the Adviser will seek to reduce equity exposure and allocate the Fund’s assets to investment grade fixed income securities of any maturity or duration.

The Fund will primarily invest in equity securities. Equity securities may include common and preferred stock, ADRs, MLPs, REITs, ETFs or ETNs. The Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships. Option investments may include writing (selling) covered call options, purchasing calls and puts and making collar or spread trades. Fixed income investments will generally include ETFs that track a treasury bond index and money market funds. The Fund may invest in derivative investments such as swaps, structured notes, futures and options designed to provide exposure to a particular equity investment, option or a treasury bond index or to replicate the returns of such investment.

The Fund seeks to outperform the S&P 500 Total Return® Index over a full market cycle.

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Principal Investment Risks

(The following risks may apply to the Funds’ direct investments as well as the Fund’s indirect investments through investing in ETFs and mutual funds).

The following section summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk description below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of its Prospectus.

Each Fund is subject to the following investment risks as noted below.

	Leland International Advantage Fund	Leland Currency Strategy Fund	Leland Thomson Reuters Private Equity Index Fund	Leland Thomson Reuters Venture Capital Index Fund	Leland Real Asset Opportunities Fund
ADRs Risk					X
Allocation Risk					X
Basic Materials Industry Risk					X
Concentration Risk			X	X
Correlation Risk		X			X
Counterparty Credit Risk			X	X
Credit Risk	X	X
Currency Risk	X	X
Derivatives Risk	X	X	X	X
Emerging Market Risk	X
Energy and Infrastructure Risk					X
Equity Securities Risk	X		X	X	X
ETF Risk					X
ETF and Mutual Fund Risk	X	X
Exchange-Traded Notes Risk	X				X
Fixed Income Risk	X	X			X
Foreign Investment Risk	X
Geographic Concentration Risk		X
Investment Focus Risk					X
Investment in Investment Companies Risk			X	X
Leverage Risk	X	X	X	X
Licensing Risk			X	X
Liquidity Risk			X	X
Management Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
MLP Risk					X
Non-Diversification Risk	X	X	X	X	X
Options Risk					X
Private Equity Investing Risk			X
REIT and Real Estate Risk					X
Small and Medium Capitalization Risk	X				X
Structured Note Risk	X
Tracking Error Risk			X	X
Turnover Risk				X	X
U.S. Government Securities Risk	X	X			X
Venture Capital Investing Risk				X
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•	ADRs Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
•	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
•	Basic Materials Industry Risk: To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.
•	Concentration Risk: The Fund may concentrate its investments in or have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments. The Fund’s concentration in certain sectors will vary depending on the composition of the Underlying Index.
o	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
o	Health Care Sector Risk. Companies in the health care sector may be adversely affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
•	Correlation Risk: Although the prices of currencies and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between currencies and fixed income securities and among different asset classes within each category, the Fund is subject to correlation risk.
•	Counterparty Credit Risk: The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, and interest rate swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Adviser considers factors such as counterparty credit ratings and financial statements, among others, when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements also may be considered to be illiquid.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

33

•	Credit Risk: Issuers and counterparties may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including U.S. and foreign governments. Lower credit quality securities will tend to have lower prices and lower quality counterparties are more likely to default.
•	Currency Risk: To the extent the Fund gains economic exposure to foreign currencies through its investment in forward foreign currency denominated securities or contracts, the performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Investments in foreign currencies are subject to political and economic risks, civil conflicts and war and greater volatility. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. issuers. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
•	Derivatives Risk: Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk. Swaps include elements of leverage and, accordingly, the fluctuation of the value of the derivative instruments in relation to the underlying asset may be magnified. Tracking risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a swap and price movements of investments for which it serves as a substitute. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Counterparties may be unable or unwilling to make swap contract payments to the Fund, resulting in losses. The successful use of swaps depends upon a variety of factors, particularly the ability of the advisor to predict movements of the securities markets, which requires different skills than predicting changes in the prices of individual securities. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms. If the Swap was to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective. There can be no assurance that any particular strategy adopted will succeed.

The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Options transactions have numerous risks associated with them. A decision as to whether, when and how to write options and purchase options under the Fund’s options strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. For example, the Fund may write covered call options. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Fund seeks to close out an option position. If trading was suspended in an option purchase by the Fund, it would not be able to close out the option. If the Fund was unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

•	Emerging Market Risk: The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
•	Energy and Infrastructure Risk: The value of securities issued by energy and infrastructure companies may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities. These companies are also affected by worldwide energy prices and exploration and production costs. These companies may have significant operations in areas at risk for natural disasters, social and political unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and public perception.

The value of energy and infrastructure companies is cyclical and highly dependent on energy prices and production spending. The market value of these companies is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. These companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. These companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. These companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. These companies can be significantly affected by the supply of, and demand for, specific products and services, exploration and production spending, government subsidization, world events and general economic conditions. These companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

•	Equity Securities Risk: The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities and equity-based derivatives to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure. Equity securities generally have greater price volatility than fixed income securities.
•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and also may be higher than other mutual funds that invest directly in securities. ETFs themselves are subject to specific risks, depending on the nature of such ETF.
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•	ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities.
o	Exchange-Traded Fund (ETF) Risk. The Fund may invest in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV.
o	Exchange-Traded Notes Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
•	Fixed Income Risk: Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
•	Foreign Investment Risk: Because the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in domestic securities.
•	Geographic Concentration Risk: The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.
•	Investment Focus Risk: The Fund’s strategy of focusing its investments in tangible asset companies means that the performance of the Fund will be closely tied to the performance of such investments. The Fund’s focus in real estate, infrastructure and basic materials presents more risk than if the Fund were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with a concentrated investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.
•	Investment in Investment Companies Risk: The Fund may purchase shares of investment companies, such as ETFs and closed-end investment companies, which may trade at a discount to their net asset value (“NAV”), to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities.
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•	Leverage Risk (Leland Currency Strategy Fund and Leland International Advantage Fund): The Fund’s use of derivatives such as foreign currency forward contracts may amplify losses and may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged transactions may substantially exceed the initial investment.
•	Leverage Risk (Leland Thomson Reuters Private Equity Index Fund and Leland Thomson Reuters Venture Capital Index Fund): The use of derivatives and borrowings may create leveraging risk. For example, because of the low margin deposits required, trading in certain derivative instruments involves an extremely high degree of leverage. As a result, a relatively small price movement in a derivatives contract may result in an immediate and substantial impact on the NAV of the Fund. Leveraging may cause the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits the Fund from borrowing in an amount greater than 33 1/3% of its assets. The Fund is permitted to borrow money for certain purposes. To the extent the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.
•	Licensing Risk: The Fund relies on licenses that permit the Fund to use the applicable Index and associated trade names, trademarks, and service market (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensor and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the applicable licensor has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event a license is terminated or a licensor does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund and may result in a change in the investment policy or closure of the Fund.
•	Liquidity Risk: In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Adviser may be required to fair value the investments.
•	Management Risk: The Adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser’s proprietary investment process. The Sub-Adviser’s (if applicable) quantitative model based assessment of the relative value of currencies and forward contracts, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Adviser’s investment strategy will produce the desired results.
•	Market Risk (Leland International Advantage Fund and Leland Currency Strategy Fund): Overall equity, fixed income and currency market risk, including volatility, may affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Market Risk (Leland Thomson Reuters Private Equity Index Fund and Leland Thomson Reuters Venture Capital Index Fund): An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
•	MLP Risk: A Fund’s investments in MLPs entail risks, including fluctuations in energy prices, decreases in the supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences, such as treatment as a qualifying security investment by the Fund only to a limited extent, due to the partnership structure, and potential limited liquidity in thinly traded issues.
•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in ETFs and mutual funds that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of
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shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•	Options Risk: There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to write options and purchase options under the Fund’s options strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. For example, the Fund may write covered call options. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Fund seeks to close out an option position. If trading were suspended in an option purchase by the Fund, it would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.
•	Private Equity Investing Risk: The Fund seeks to generate returns that mimic the returns of U.S. private equity-backed companies as measured by the Underlying Index. Additional special risks inherent in investing in private equity-funded companies include that little public information exists for such companies. The Underlying Index’s return may not match or achieve a high degree of correlation with the return of U.S. venture capital-backed companies. Because investing in newly private companies inherently carries a degree of risk, including the risk that a company will fail, the returns of the private equity industry may be subject to greater volatility than the returns of more established publicly traded companies. As a result, the Fund’s returns also may experience greater volatility than a direct or indirect investment in more established public companies. The Fund does not invest in private equity funds nor does it invest directly in the companies funded by private equity funds.
•	REIT and Real Estate Risk: The Fund’s investments in REITs may subject the fund to the following additional risks: declines in the value of real estate, changes in interest rates, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws and regulations, casualty or condemnation losses and tax consequences of the failure of a REIT to comply with tax law requirements. The Fund will bear a proportionate share of the REIT’s ongoing operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.
•	Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs and mutual funds in companies of any size. The stocks of small (i.e., below $3 billion) and medium (i.e., below $6 billion) capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Structured Note Risk: The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments, which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.
•	Tracking Error Risk: Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of the Underlying Index, either on a daily or aggregate basis. The Underlying Index’s return may not match or achieve a high degree of correlation with the return of U.S. venture capital-backed companies (for the Leland Venture Capital Index Fund) or the return of U.S. private equity-backed companies (for the Leland Private Equity Index Fund). There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period of performance of the Underlying Index. Tracking error may cause the Fund’s performance to be less than expected.
•	Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.
•	U.S. Government Securities Risk: Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There is no guarantee that government agencies will receive support from the U.S. Treasury during financial difficulties.
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•	Venture Capital Investing Risk: The Fund seeks to generate returns that mimic the aggregate returns of U.S. venture capital-backed companies. Venture capital is a type of equity financing that addresses the funding needs of entrepreneurial companies that for reasons of size, assets, and stage of development cannot seek capital from more traditional sources, such as public markets and banks. Additional special risks inherent in investing in venture capital-funded companies include that little public information exists for such companies, which are frequently private and thinly traded companies. Such a lack of information may lead to greater tracking error between the Underlying Index and the TR VC Research Index or adversely affect the correlation of the Fund’s performance to that of the U.S. venture capital industry, generally. In addition, because investing in new or very early companies inherently carries a degree of risk, including the risk that a company will fail, the returns of the venture capital backed companies may be subject to greater volatility than the returns of more established publicly traded companies. As a result, the Fund’s returns also may experience greater volatility than a direct or indirect investment in more established public companies. The Fund does not invest in venture capital funds nor does it invest directly in the companies funded by venture capital funds.

Thomson Reuters Index Disclaimers

THE LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND AND THE LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND (TOGETHER ‘‘THE PRODUCTS’’) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THOMSON REUTERS (MARKETS) LLC OR ANY OF ITS SUBSIDIARIES OR AFFILIATES (‘‘THOMSON REUTERS’’). THOMSON REUTERS MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCT(S) OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCT PARTICULARLY OR THE ABILITY OF THE THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX AND THE THOMSON REUTERS VENTURE CAPITAL INDEX (TOGETHER “THE ‘‘INDEXES’’) TO TRACK GENERAL MARKET PERFORMANCE. THOMSON REUTERS’ ONLY RELATIONSHIP TO THE PRODUCTS AND THE ADVISER (THE ‘‘LICENSEE’’) IS THE LICENSING OF THE INDEXES, WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY THOMSON REUTERS OR ITS LICENSORS WITHOUT REGARD TO THE LICENSEE OR THE PRODUCTS. THOMSON REUTERS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE PRODUCTS INTO CONSIDERATION IN CONNECTION WITH THE FOREGOING. THOMSON REUTERS IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE PRODUCTS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCTS ARE TO BE CONVERTED INTO CASH. THOMSON REUTERS HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCTS.

THOMSON REUTERS DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THOMSON REUTERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. THOMSON REUTERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THOMSON REUTERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Funds may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Funds are in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Funds invest in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Fund and, indirectly, the fees and expenses of the underling money market funds. The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

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Cybersecurity

The computer systems, networks and devices used by each Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate its NAV; impediments to trading; the inability of the Funds, the Adviser, the Sub-Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser

Good Harbor Financial, LLC, 30 S. Wacker Drive, Suite 1300, Chicago, IL 60606, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds’ investment portfolio directly or through a sub-adviser. The Adviser is responsible for selecting the Fund’s investments, directly or through a sub-adviser, according to the Funds’ investment objective, policies and restrictions. The Adviser was established in 2003 for the purpose of providing investment advice to individuals and institutions. As of September 30, 2016, the Adviser had approximately $622.05 million in assets under management/advisement.

Pursuant to an advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser is entitled to receive, on a quarterly basis, an annual advisory fees listed in the table below as a percentage of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Funds, at least until January 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed the percentages shown in the table below. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Board, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance.

Fund	Management Fee	Expense Limitation
Leland International Advantage Fund	1.00%	Class A 1.40% Class C 2.15% Class I 1.15%
Leland Currency Strategy Fund	1.25%	Class A 1.75% Class C 2.50% Class I 1.50%
Leland Thomson Reuters Private Equity Index Fund	1.25%	Class A 1.75% Class C 2.50% Class I 1.50%
Leland Thomson Reuters Venture Capital Index Fund	1.25%	Class A 1.75% Class C 2.50% Class I 1.50%
Leland Real Asset Opportunities Fund	1.00%	Class A 1.40% Class C 2.15% Class I 1.15%
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During the fiscal period or years ended September 30, 2016, the Funds paid an aggregate of the percentages shown below of its average net assets to the Adviser (after fee waivers).

Fund	Net Management Fee Received After Waiver for Period/Year Ending September 30, 2016
Leland International Advantage Fund	0.81%
Leland Currency Strategy Fund	1.10%
Leland Thomson Reuters Private Equity Index Fund	1.13%
Leland Thomson Reuters Venture Capital Index Fund	1.17%
Leland Real Asset Opportunities Fund	0.79%

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Funds’ annual or semi-annual report to shareholders, as noted below.

Fund	Date of Shareholder Report with Discussion of Board Approval of Advisory Agreement
Leland International Advantage Fund	9/30/2015
Leland Currency Strategy Fund	3/31/2016
Leland Thomson Reuters Private Equity Index Fund	9/30/2015
Leland Thomson Reuters Venture Capital Index Fund	9/30/2015
Leland Real Asset Opportunities Fund	9/30/2016

Investment Adviser Portfolio Managers

Neil R. Peplinski, CFA (Portfolio Manager for all Funds) founded the Adviser in April of 2003 and has served as a Managing Partner since the firm’s inception. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from The University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from The University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

David C. Armstrong (Portfolio Manager for Leland International Advantage Fund, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund) joined the Adviser in September of 2010 and became a member of the Investment team in April of 2013. He has 28 years of professional experience, previously working as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. David earned a MBA from the University of Chicago Booth School of Business and a BA from Knox College.

Yash Patel, CFA (Portfolio Manager for Leland International Advantage Fund, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund) has served as Chief Operating Officer of the Adviser since March 2010. Mr. Patel brings 14 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from The University of Chicago Booth School of Business and a BS CSE from The Ohio State University.

Jeffrey H. Kim (Portfolio Manager for Leland Real Asset Opportunities Fund) has served as a Portfolio Manager for the Adviser since 2009, primarily managing the Adviser’s Tactical Equity Income strategy. Mr. Kim previously worked as a portfolio manager at Chicago Capital Partners overseeing the predecessor strategy to the Tactical Equity Income strategy. Mr. Kim earned his MBA from the University of Chicago Graduate School of Business, and also holds a MS in Engineering Systems from the Massachusetts Institute of Technology and a BSEE from Northwestern University.

Sub-Adviser

Leland International Advantage Fund and Leland Currency Strategy Fund

FDO Partners, LLC, 134 Mt. Auburn Street, Cambridge, MA 02138, serves as Sub-Adviser to the Leland International Advantage Fund and Leland Currency Strategy Fund. The Sub-Adviser was formed in 1997 for the purpose of providing currency-focused investment advisory services to institutional investors such as pension plans. As of September 30, 2016, it had approximately $2.81 billion in assets under management. The Sub-Adviser is paid by the Adviser, not the Funds.

Sub-Adviser Portfolio Managers

Kenneth A. Froot (Portfolio Manager for Leland International Advantage Fund and Leland Currency Strategy Fund) is Founding and Managing Partner of FDO, a position held since September of 1997. He retired at the end of December 2013 as the André R. Jakurski Professor of Finance at Harvard University’s Graduate School of Business to become Professor Emeritus. He has taught courses at Harvard in International Finance, Risk Management, Capital Markets and Investment

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Management. Previously, he had been Director of Research and had held the Thomas Henry Carroll-Ford Foundation Visitor’s Chair at Harvard. Prior to that, Professor Froot held the Ford International Development Chair at MIT. His research and books on a wide range of topics in finance and international economics have been published by many academic journals and publishing houses. Professor Froot has served financial companies, countries, and official institutions, including the International Monetary Fund, the World Bank, the Board of Governors of the Federal Reserve, and the Council of Economic Advisers to the US President. Professor Froot is also Founding Partner of State Street Associates, created jointly by State Street Corporation to provide knowledge resources and tools to global investors and asset owners.

Paul G. O’Connell (Portfolio Manager for Leland International Advantage Fund and Leland Currency Strategy Fund) is President and Managing Partner of FDO Partners, LLC, a position held since September of 1997. Dr. O’Connell has 17 years of experience in the research and practice of international finance and capital allocation. He has written and published articles on a wide variety of related topics including exchange rate behavior, international capital flows and labor migration. From 1994 to 1997, he served as an international economics Teaching Fellow at Harvard University. He has also served as a member of the Editorial Board of the Emerging Markets Review, a member of the Review Board for the Research Foundation of the CFA Institute, and a referee to a number of academic journals. Mr. O’Connell received a B.A. from Trinity College, Dublin in 1992, and a Ph.D. in economics from Harvard University in 1997. He is Chair of the Board of the GAVI Campaign, a non-profit organization based in Washington DC dedicated to expanding access to immunization in the world’s poorest countries. He also serves as Trustee and Treasurer of the Nashoba Brooks School.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Funds.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because a Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when a Fund does not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund value foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market

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but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Funds’ net asset value are calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Funds: Class A, Class C, and Class I. The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 51 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below. The Fund and the Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The Funds reserve the right to waive any load as described below. The following sales charges apply to your purchases of Class A shares of a Fund. Class A shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges.

Amount Invested	Sales Charge as a% of Offering Price [1]	Sales Charge as a % of Amount Invested	Dealer Reallowance [2]
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.
(2)	Dealer reallowance is the amount of sales charge paid to the selling broker-dealer, while the distributor retains the balance.
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How to Reduce Your Sales Charge: You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser); and
  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
  Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. The 13-month period begins upon the date of the LOI. At your written request, Class A shares purchases made during 90 days prior to the LOI may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the same Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the applicable Fund that you intend to do so in writing. The applicable Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption. The redemption and repurchase of Fund shares may still result in a tax liability for federal income tax purposes.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Funds sponsored by the Adviser or any of its subsidiaries, their immediate families (i.e., spouse, children, mother or father) and any purchases referred through the Adviser.
  Employees of the Adviser and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
  Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
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  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Funds. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Repurchase of Class C Shares

If you have redeemed Class C shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class C shares of the same Fund at NAV, and your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. You may exercise this privilege only once and must notify the applicable Fund that you intend to do so in writing. The applicable Fund must receive your purchase order within 120 days of your redemption.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Funds. The minimum initial investment is $5 million per account.

The minimum investment may be modified for clients of certain financial intermediaries who (i) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreements with the distributor to offer shares through certain fee-based programs or platforms.

Class I shares are also available for purchase, with no minimum initial investment, by current and former full-time employees of the Adviser and its affiliates or of any financial intermediary which has a dealer agreement with the distributor, and their immediate families (e.g., spouse, children, mother or father; or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

Exchange Privilege

You may exchange your Fund shares for shares of the same Class of another fund advised by the Adviser (“Good Harbor Funds”). Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in the applicable prospectus. An exchange of shares of any Good Harbor Fund for shares of another Good Harbor Fund will be treated as a sale for federal income tax purposes.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment by class of shares is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

The Funds reserve the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

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Purchasing Shares

You may purchase shares of a Fund by sending a completed application form to one of the following addresses:

Regular Mail

Leland International Advantage Fund

Leland Currency Strategy Fund

Leland Thomson Reuters Private Equity Index Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Real Asset Opportunities Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Express/Overnight Mail

Leland International Advantage Fund

Leland Currency Strategy Fund

Leland Thomson Reuters Private Equity Index Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Real Asset Opportunities Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-855-535-2631 (1-855-Leland1) for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by a Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-535-2631 (1-855-Leland1) for more information about the Funds’ Automatic Investment Plan.

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.

After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the applicable Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

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Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and share class; and

•         the dollar amount of shares to be purchased; and

•         a completed purchase application or investment stub; and

•         check payable to the “Leland International Advantage Fund”, “Leland Currency Strategy Fund”, “Leland Thomson Reuters Private Equity Index Fund”, “Leland Thomson Reuters Venture Capital Index Fund”, or “Leland Real Asset Opportunities Fund”, (as applicable).

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-855-535-2631 (1-855-Leland1) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail

Leland International Advantage Fund

Leland Currency Strategy Fund

Leland Thomson Reuters Private Equity Index Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Real Asset Opportunities Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Express/Overnight Mail

Leland International Advantage Fund

Leland Currency Strategy Fund

Leland Thomson Reuters Private Equity Index Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Real Asset Opportunities Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-535-2631 (1-855-Leland1). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-855-535-2631 (1-855-Leland1) for more information about the Fund’s Automatic Withdrawal Plan.

47

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by the applicable Fund and valued under the Funds’ net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions Are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

  The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed; and
  The request must identify your account number; and
  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
  If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee: The Funds will deduct a 1.00% redemption fee on your redemption amount if you sell your shares within 30 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee. Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser’s Chief Compliance Officer.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

  you request a redemption to be made payable to a person not on record with the Fund;
  you request that a redemption be mailed to an address other than that on record with the Fund;
  the proceeds of a requested redemption exceed $50,000;
  any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
  your address was changed within 30 days of your redemption request.
48

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include, but are not limited to:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy; and
  Assessing a 1.00% redemption fee for shares sold in less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. However, the Funds may not be able to identify or limit these disruptive trading practices, which means that shareholders remaining in the Fund may bear the consequences of disruptive trading practices not properly identified or limited.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges out of the Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Funds attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If a Fund or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, a Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

49

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each of the Leland International Advantage Fund, Leland Currency Strategy Fund, Leland Thomson Reuters Private Equity Index Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Real Asset Opportunities Fund intend to distribute substantially all of its net investment income at least annually and net capital gains annually in December. Both types of distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income for federal tax purposes, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. The Funds do not expect that its dividends will constitute qualified dividend income eligible for the reduced federal income tax rates applicable to long-term capital gains. IRAs and other qualified retirement plans are generally exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. The gain or loss on your investment is generally the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If you purchase shares of the Funds shortly before a dividend or distribution is paid, you will pay the full price for the shares and may receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend and redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number or taxpayer identification number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This discussion is a summary of certain federal income tax consequences of owning Fund shares and is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares, including any state, local and foreign tax consequences.

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DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares and Class C shares pursuant to Rule 12b-1 (each a “Plan” and collectively, the “Plans”), under Rule 12b-1, pursuant to which the Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to the Class A shares and 1.00% of the Fund’s average daily net assets attributable to the Class C shares. Over time, fees paid under these distribution and service plans will increase the cost of a shareholder’s investment and may cost more than other types of sales charges. Class I shares do not have a Plan.

The Fund’s distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Funds’ distributor, its affiliates, and the Funds’ Adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund or assist in the marketing of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, a Fund mails only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-535-2631 (1-855-Leland1) on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of each Fund’s operations. The Leland Thomson Reuters Venture Capital Index Fund acquired all of the assets and liabilities of the Predecessor Fund in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Class I shares of the Leland Thomson Reuters Venture Capital Index Fund; and Class A shares of the Predecessor Fund were exchanged for Class A shares of the Leland Thomson Reuters Venture Capital Index Fund. The Leland Thomson Reuters Venture Capital Index Fund is a continuation of the Predecessor Fund and, therefore, the financial information shows the results of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Funds’ September 30, 2016 annual report, which is available at no charge upon request.

	LELAND INTERNATIONAL ADVANTAGE FUND
	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
	2016	2015 (1)		2016	2015 (1)		2016	2015 (1)

Net asset value, beginning of period	$9.80	$10.00		$9.79	$10.00		$9.79	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.12)	0.00	(8)	0.00 (8)	0.00	(8)	0.11	(0.01)
Net realized and unrealized gain (loss) on investments	0.62 (9)	(0.20)		0.50	(0.21)		0.39	(0.20)
Total from investment operations	0.50	(0.20)		0.50	(0.21)		0.50	(0.21)

Paid in capital from redemption fees (3)	—	—		—	—		0.00 (8)	—

Net asset value, end of period	$10.30	$9.80		$10.29	$9.79		$10.29	$9.79

Total return (3)	5.11%	(2.00	)% (4)	5.11%	(2.10	)% (4)	5.11%	(2.10	)% (4)

Net assets, at end of period	$2,902	$20		$10	$10		$858,636	$169,073

Ratio of gross expenses to average net assets before reimbursement (5,7)	1.58%	4.29	% (6)	2.33%	5.04	% (6)	1.33%	4.04	% (6)
Ratio of net expenses to average net assets after reimbursement (7)	1.40%	1.40	% (6)	2.15%	2.15	% (6)	1.15%	1.15	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.18)%	0.00	% (6)	0.00%	0.00	% (6)	1.11%	(1.13	)% (6)

Portfolio Turnover Rate	60%	0	% (4)	60%	0	% (4)	60%	0	% (4)

(1)	The Leland International Advantage Fund commenced operations on August 25, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Amount represents less than $0.01.
(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
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	LELAND CURRENCY STRATEGY FUND
	Class A
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$12.03	$10.21	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.17)	(0.17)	0.00	(8)
Net realized and unrealized gain (loss) on investments	(0.30)	2.02	0.21
Total from investment operations	(0.47)	1.85	0.21

Paid in capital from redemption fees (2)	0.03	0.01	0.00
Less distributions from:
Net investment income	—	(0.04)	—
Total distributions	—	(0.04)	—

Net asset value, end of period	$11.59	$12.03	$10.21

Total return (3)	(3.66)%	18.21%	2.10	% (4)

Net assets, at end of period	$7,296,472	$1,798,167	$10.21

Ratio of gross expenses to average net assets (5,7)	1.89%	16.22%	1.95	% (6)
Ratio of net expenses to average net assets (7)	1.75%	1.75%	1.75	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.44)%	(1.39)%	0.00	% (6)

Portfolio Turnover Rate	0%	0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class A shares commenced operations on May 30, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Amount represents less than $0.01.
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	LELAND CURRENCY STRATEGY FUND
	Class C
	Year Ended		Year Ended	Period Ended
	September 30,		September 30,	September 30,
	2016		2015	2014 (1)
Net asset value, beginning of period	$11.96		$10.21	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.26)		(0.26)	0.00	(8)
Net realized and unrealized gain on investments	(0.26	) (9)	2.03	0.21
Total from investment operations	(0.52)		1.77	0.21

Paid in capital from redemption fees (2)	0.00	(8)	0.02	—
Less distributions from:
Net investment income	—		(0.04)	—
Total distributions	—		(0.04)	—

Net asset value, end of period	$11.44		$11.96	$10.21

Total return (3)	(4.35)%		17.53%	2.10	% (4)

Net assets, at end of period	$1,441,739		$322,786	$10.21

Ratio of gross expenses to average net assets (5,7)	2.64%		16.97%	2.70	% (6)
Ratio of net expenses to average net assets (7)	2.50%		2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(2.19)%		(2.16)%	0.00	% (6)

Portfolio Turnover Rate	0%		0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class C shares commenced operations on May 30, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Amount represents less than $0.01.
(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
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	LELAND CURRENCY STRATEGY FUND
	Class I
	Year Ended		Year Ended	Period Ended
	September 30,		September 30,	September 30,
	2016		2015	2014 (1)
Net asset value, beginning of period	$12.02		$10.21	$10.00

Activity from investment operations:
Net investment loss (2)	(0.14)		(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.27	) (9)	2.01	0.26
Total from investment operations	(0.41)		1.84	0.21

Paid in capital from redemption fees (2)	0.00	(8)	0.01	—
Less distributions from:
Net investment income	—		(0.04)	—
Total distributions	—		(0.04)	—

Net asset value, end of period	$11.61		$12.02	$10.21

Total return (3)	(3.41)%		18.11%	2.10	% (4)

Net assets, at end of period	$21,623,290		$2,016,332	$107,676

Ratio of gross expenses to average net assets (5,7)	1.64%		15.97%	1.70	% (6)
Ratio of net expenses to average net assets (7)	1.50%		1.50%	1.50	% (6)
Ratio of net investment loss to average net assets (7)	(1.18)%		(1.41)%	(1.45	)% (6)

Portfolio Turnover Rate	0%		0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class I shares commenced operations on May 30, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Amount represents less than $0.01.
(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
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	LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
	2016	2015 (1)		2016	2015 (1)		2016	2015 (1)
Net asset value, beginning of period	$9.28	$10.00		$9.28	$10.00		$9.29	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.03	0.06		(0.05)	0.06		0.07	0.01
Net realized and unrealized gain (loss) on investments	1.41	(0.78)		1.47 (8)	(0.78)		1.38	(0.72)
Total from investment operations	1.44	(0.72)		1.42	(0.72)		1.45	(0.71)

Less distributions from:
Net investment income	(0.44)	—		(0.44)	—		(0.44)	—
Total distributions	(0.44)	—		(0.44)	—		(0.44)	—

Net asset value, end of period	$10.28	$9.28		10.26	$9.28		$10.30	$9.29

Total return (3)	15.72%	(7.20	)% (4)	15.49%	(7.20	)% (4)	15.94%	(7.10	)% (4)

Net assets, at end of period	$24,844	$9		$94,823	$9		$6,835,280	$5,101,640

Ratio of gross expenses to average net assets excluding interest expense (5,7)	1.87%	1.96	% (6)	2.62%	2.71	% (6)	1.62%	1.71	% (6)
Ratio of net expenses to average net assets excluding interest expense (7)	1.75%	1.75	% (6)	2.50%	2.50	% (6)	1.50%	1.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	0.33%	3.37	% (6)	(0.54)%	4.12	% (6)	0.71%	3.12	% (6)

Portfolio Turnover Rate	53%	51	% (4)	53%	51	% (4)	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Index Fund’s Class A, C and I shares commenced operations on September 18, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
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	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class A
	Year Ended	Period Ended		Period Ended
	September 30,	September 30,		March 31,
	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$10.42	$10.82		$10.00

Activity from investment operations:
Net investment loss (3)	(0.03)	(0.06)		(0.01)
Net realized and unrealized gain (loss) on investments	2.05	(0.28)		1.09
Total from investment operations	2.02	(0.34)		1.08

Less distributions from:
Net investment income	(0.34)	(0.00	) (9)	(0.26)
Net realized gains	(0.60)	(0.06)		—
Total distributions	(0.94)	(0.06)		(0.26)

Net asset value, end of period	$11.50	$10.42		$10.82

Total return (4)	19.37%	(3.14)%		10.83	% (5)

Net assets, at end of period	$313,657	$4,958		$5,162

Ratio of gross expenses to average net assets excluding interest expense (6,8)	1.83%	4.52	% (7)	6.37	% (7)
Ratio of net expenses to average net assets excluding interest expense (8)	1.75%	1.75	% (7)	1.75	% (7)
Ratio of net investment (loss) to average net assets (8)	(0.34)%	(1.09)	% (7)	(0.14)	% (7)

Portfolio Turnover Rate	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.
(2)	The Leland Thomson Reuters Venture Capital Index Fund Class A shares commenced operations on October 1, 2014.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.
(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(9)	Amount represents less than $0.01 per share.
57

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	CLASS C
	Year Ended	Period Ended
	September 30,	September 30,
	2016	2015 (1)
Net asset value, beginning of period	$10.43	$10.82

Activity from investment operations:
Net investment loss (2)	(0.11)	0.00
Net realized and unrealized gain (loss) on investments	2.05	(0.39)
Total from investment operations	1.94	(0.39)

Less distributions from:
Net investment income	(0.34)	0.00
Net realized gains	(0.60)	—
Total distributions	(0.94)	—

Net asset value, end of period	$11.43	$10.43

Total return (3)	18.63%	(3.60	)% (4)

Net assets, at end of period	$28,053	$10

Ratio of gross expenses to average net assets excluding interest expense (5,7)	2.58%	5.27	% (6)
Ratio of net expenses to average net assets excluding interest expense (7)	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.08)%	0.00	% (6)

Portfolio Turnover Rate	256%	42	% (4)

(1)	The Leland Thomson Reuters Venture Capital Index Fund Class C shares commenced operations on September 23, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not Annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
58

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	CLASS I
	Year Ended	Period Ended		Period Ended
	September 30,	September 30,		March 31,
	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$10.44	$10.83		$10.00

Activity from investment operations:
Net investment loss (3)	(0.02)	(0.02)		0.00	(9)
Net realized and unrealized gain (loss) on investments	2.04	(0.31)		1.09
Total from investment operations	2.02	(0.33)		1.09

Paid in capital from redemption fees	0.00 (9)	—		—

Less distributions from:
Net investment income	(0.35)	(0.00	) (9)	(0.26)
Net realized gains	(0.60)	(0.06)		—
Total distributions	(0.95)	(0.06)		(0.26)

Net asset value, end of period	$11.51	$10.44		$10.83

Total return (4)	19.44%	(3.05)%		10.94	% (5)

Net assets, at end of period	$13,474,055	$10,449,044		$10,772,203

Ratio of gross expenses to average net assets excluding interest expense (6,8)	1.58%	4.27	% (7)	5.92	% (7)
Ratio of net expenses to average net assets excluding interest expense (8)	1.50%	1.50	% (7)	1.50	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.13)%	(0.36	)% (7)	0.05	% (7)

Portfolio Turnover Rate	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.
(2)	The Leland Thomson Reuters Venture Capital Index Fund I shares commenced operations on October 1, 2014.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.
(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(9)	Amount represents less than $0.01 per share.
59

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class A

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$7.45	$9.39	$10.00
Activity from investment operations:
Net investment income (2)	0.31	0.10	0.30
Net realized and unrealized gain (loss) on investments	1.24	(1.93)	(0.74)
Total from investment operations	1.55	(1.83)	(0.44)
Paid in capital from redemption fees (3)	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.16)	(0.08)	(0.17)
Net return of capital	—	(0.03)	—
Total distributions	(0.16)	(0.11)	(0.17)
Net asset value, end of period	$8.84	$7.45	$9.39
Total return (4)	21.40%	(19.66)%	(4.52	)% (5)
Net assets, at end of period (000s)	$14,251	$20,429	$88,373
Ratio of gross expenses to average net assets (6,8)	1.61%	1.41%	1.51	% (7)
Ratio of net expenses to average net assets (8)	1.40%	1.40%	1.40	% (7)
Ratio of net investment income to average net assets (8,9)	4.02%	1.17%	2.90	% (7)
Portfolio Turnover Rate	81%	149%	90	% (5)

(1)	Leland Real Asset Opportunities Fund’s Class A shares (formerly known as the Good Harbor Tactical Equity Income Fund) commenced operations on October 1, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.
(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
60

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class C

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$7.42	$9.37	$10.00
Activity from investment operations:
Net investment income (2)	0.25	0.05	0.22
Net realized and unrealized gain (loss) on investments	1.24	(1.94)	(0.74)
Total from investment operations	1.49	(1.89)	(0.52)
Paid in capital from redemption fees (3)	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.14)	(0.03)	(0.11)
Net return of capital	—	(0.03)	—
Total distributions	(0.14)	(0.06)	(0.11)
Net asset value, end of period	$8.77	$7.42	$9.37
Total return (4)	20.42%	(20.16)%	(5.22)	% (5)
Net assets, at end of period (000s)	$14,113	$20,123	$49,89)2
Ratio of gross expenses to average net assets (6,8)	2.36%	2.16%	2.26	% (7)
Ratio of net expenses to average net assets (8)	2.15%	2.15%	2.15	% (7)
Ratio of net investment income to average net assets (8,9)	3.27%	0.58%	2.13	% (7)
Portfolio Turnover Rate	81%	149%	90	% (5)

(1)	Leland Real Asset Opportunities Fund’s Class C shares (formerly known as the Good Harbor Tactical Equity Income Fund) commenced operations on October 1, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.
(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
61

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class I

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$7.39	$9.40	$10.00
Activity from investment operations:
Net investment income (2)	0.34	0.12	0.31
Net realized and unrealized gain (loss) on investments	1.22	(1.93)	(0.72)
Total from investment operations	1.56	(1.81)	(0.41)
Paid in capital from redemption fees (3)	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.23)	(0.17)	(0.19)
Net return of capital	—	(0.03)	—
Total distributions	(0.23)	(0.20)	(0.19)
Net asset value, end of period	$8.72	$7.39	$9.40
Total return (4)	21.59%	(19.44)%	(4.22)	% (5)
Net assets, at end of period (000s)	$27,662	$34,754	$152,845
Ratio of gross expenses to average net assets (6,8)	1.36%	1.16%	1.26	% (7)
Ratio of net expenses to average net assets (8)	1.15%	1.15%	1.15	% (7)
Ratio of net investment income to average net assets (8,9)	4.36%	1.41%	2.99	% (7)
Portfolio Turnover Rate	81%	149%	90	% (5)

(1)	Leland Real Asset Opportunities Fund’s Class I shares (formerly known as the Good Harbor Tactical Equity Income Fund) commenced operations on October 1, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.
(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
62

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

63

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.

64

Leland International Advantage Fund

Leland Currency Strategy Fund

Leland Thomson Reuters Private Equity Index Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Real Asset Opportunities Fund

Adviser	Good Harbor Financial, LLC 30 S. Wacker Drive, Suite 1300 Chicago, IL 60606	Distributor	Northern Lights Distributors, LLC 17605 Wright Street, Omaha, NE 68130
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank N.A. 1555 N. River Center Drive Milwaukee, WI 53212	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated February 1, 2017. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Fund’s investments will be available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year or fiscal period.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-855-535-2631 (1-855-Leland1) or visit www.lelandfunds.com. You may also write to:

Leland International Advantage Fund

Leland Currency Strategy Fund

Leland Thomson Reuters Private Equity Index Fund

Leland Thomson Reuters Venture Capital Index Fund

Leland Real Asset Opportunities Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22655

Leland International Advantage Fund

Class A	Shares	LDAAX
Class C	Shares	LDACX
Class I	Shares	LDAIX

Leland Currency Strategy Fund

Class A	Shares	GHCAX
Class C	Shares	GHCCX
Class I	Shares	GHCIX

Leland Thomson Reuters Private Equity Index Fund

Class A	Shares	LDPAX
Class C	Shares	LDPCX
Class I	Shares	LDPIX

Leland Thomson Reuters Venture Capital Index Fund

Class A	Shares	LDVAX
Class C	Shares	LDVCX
Class I	Shares	LDVIX

Leland Real Asset Opportunities Fund

Class A	Shares	GHTAX
Class C	Shares	GHTCX
Class I	Shares	GHTIX

each a series of Northern Lights Fund Trust III

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2017

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Leland International Advantage Fund, Leland Currency Strategy Fund, Leland Thomson Reuters Private Equity Index Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Real Asset Opportunities Fund (formerly known as Good Harbor Tactical Equity Income Fund) (each a "Fund", together the “Funds”) dated February 1, 2017, which is incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130 or by calling 1-855-535-2631 (1-855-Leland1). You may also obtain a prospectus by visiting the Funds’ website at www.lelandfunds.com.

THE FUNDS	1
INVESTMENTS AND RISKS	2
PORTFOLIO TURNOVER	25
INVESTMENT RESTRICTIONS	26
INVESTMENT ADVISER	28
SUB-ADVISER	30
PORTFOLIO MANAGERS	31
ALLOCATION OF BROKERAGE	33
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	34
OTHER SERVICE PROVIDERS	36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
LEGAL COUNSEL	39
DISTRIBUTOR	39
DESCRIPTION OF SHARES	41
CODE OF ETHICS	42
PROXY VOTING POLICIES	42
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	43
TAX STATUS	45
ANTI-MONEY LAUNDERING PROGRAM	51
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	51
MANAGEMENT	55
FINANCIAL STATEMENTS	61
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	62

THE FUNDS

The Leland International Advantage Fund, Leland Currency Strategy Fund, Leland Thomson Reuters Private Equity Index Fund, Leland Thomson Reuters Venture Capital Index Fund and Leland Real Asset Opportunities Fund (formerly known as Good Harbor Tactical Equity Income Fund) are a non-diversified series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Leland Thomson Reuters Venture Capital Index Fund acquired all of the assets and liabilities of the MPS Thomson Reuters Venture Capital Fund (the "Predecessor Fund") in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Class I shares of the Fund; and Class A shares of the Predecessor Fund were exchanged for Class A shares of the Fund.

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Funds is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Good Harbor Financial, LLC (the "Adviser") is the Funds' investment adviser. FDO Partners, LLC is the Leland International Advantage Fund and Leland Currency Strategy Fund's sub-adviser (the "Sub-Adviser"). The Funds' investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Each Fund offer three classes of shares: Class A shares, Class C shares, and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended

1

(the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

INVESTMENTS AND RISKS

The investment objective of the Funds and the descriptions of the Funds' principal investment strategies are set forth under “Principal Investment Strategies”, “Principal Investment Risks”, and "Additional Information About Principal Investment Strategies and Related Risks" in the Prospectus. The Funds' investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Fund.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser, and as executed through the Sub-Adviser, may employ in pursuit of the Funds’ investment objective and a summary of related risks.

Equity Securities

Equity securities in which a Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities,

2

including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Funds’ portfolios are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Funds may invest in sovereign bonds. Sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds. If an issuer of sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.

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A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of thid-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. A Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in

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response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which each Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between each Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are

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subject to the Funds’ investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as each Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to each Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to each Fund on repurchase. In either case, the income to each Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by each Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, each Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while each Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

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High Yield Securities

The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, each Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

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High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Funds’ investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

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Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. A Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Exchange-Traded Notes ("ETNs")

A Fund may invest in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes.

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An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. A Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Funds’ investments in exchange traded funds ("ETFs"), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Generally, a Fund will not purchase securities of another investment company if, as a result: (i) more than 10% of the Funds’ total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (iii) more than 5% of the Funds’ total assets would be invested in any one such investment company. However, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. In the alternative, a Fund intends to rely on Rule 12d1-3, which allows unaffiliated mutual funds and ETFs to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, a Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

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Closed-End Investment Companies

The Funds may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds’ investments in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

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Open-End Investment Companies

The Funds and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Funds’ ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by each Fund when relying on certain exemptions to limitations on investments in other investment companies will be obligated to redeem shares held by each Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, shares held by a Fund when relying on certain exemptions to limitations on investments in other investment companies under the 1940 Act in excess of 1% of an underlying fund's outstanding securities will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Funds’ total assets.

Under certain circumstances, an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, a Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of a Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities and Investments

General. The Funds may invest in foreign securities and exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies

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than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to each Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Funds’ currency exchange transactions do not fully protect each Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which each Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Funds’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which each Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Funds’ assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Foreign Currency Forward Contracts. A forward contract is a contractual obligation to purchase or sell a specified quantity of a currency (or make offsetting cash payments) at a specified date in the future at a specified price and, therefore, is similar to a futures contract. However, forward contracts are not traded on exchanges and, as a consequence, investors in forward contracts are not afforded all the regulatory protections of such exchanges; rather, banks and dealers act as principals in such markets. Banking authorities do not regulate all trading in forward contracts on currencies, and foreign banks may not be regulated by any United States governmental agency. There are no limitations on daily price moves in forward contracts. In addition, speculative position limits are not applicable to forward contract trading although the principals with which a Fund may deal in the forward markets may limit the positions available to a Fund as a consequence of credit considerations. The principals who deal in the forward contract markets are not required to continue to make markets in the forward contracts they trade. There have been periods during which certain participants in forward markets have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell.

Because performance of forward contracts on currencies is not guaranteed by any exchange or clearinghouse, a Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the principals or agents with or through which a Fund trades. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject a Fund to substantial losses. The Funds will not be excused from the performance of any forward contracts into which it has entered due to the default of third parties in respect of other forward trades which in a Funds' trading strategy were to have substantially offset such contracts. The Funds will trade forward contracts only with banks, brokers, dealers and other financial institutions which the Adviser or Sub-Adviser has determined to be creditworthy. As a result, the Adviser or Sub-Adviser will trade forward contracts with and through a limited number of entities, and as a result liquidity problems might be greater in the Funds’ forward trading than they would be were the Adviser or Sub-Adviser to trade with a larger number of forward market participants. A Fund may enter into contractual agreements with counterparties to ensure that forward contracts cash settle and therefore avoid physical delivery of currencies.

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Each Fund is subject to foreign currency-related tax risk. As a regulated investment company ("RIC"), a Fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Each Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Funds’ foreign currency-denominated positions as not qualifying income and there is a remote possibility that such regulations might be applied retroactively, in which case, each Fund might not qualify as a RIC for one or more years. In the event the Treasury Department issues such regulations, the Funds’ Board may authorize a significant change in investment strategy or the Funds’ liquidation.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or a Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, and the Philadelphia Stock Exchange, now known as Nasdaq PHLX.

The Funds’ obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Funds’ execution of a closing purchase transaction, which is effected by purchasing on

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an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If each Fund enters into a closing sale transaction on an option purchased, each Fund realizes a gain if the premium received by each Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by each Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and each Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by each Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Funds’ ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by each Fund. Inasmuch as the Funds’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock

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indices. It is also possible that there may be a negative correlation between the index and the Funds’ securities that would result in a loss on both such securities and the options on stock indices acquired by each Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy the obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that each Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Funds’ custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which each Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds’ assets to cover or segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise

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price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to, and which are expected to be capable of, entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while obligated under the option. This requirement may impair the Funds' ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Funds' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to

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maintain a Funds' open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to each Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, each Fund realizes a gain; if it is more, each Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, each Fund realizes a gain; if it is less, each Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Funds may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on

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or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Funds' risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Funds' obligations over their entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. A Fund will also establish and maintain such accounts with respect to total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Funds' investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Funds' illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Funds may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator

Each Fund is a "commodity pool" under the U.S. Commodity Exchange Act ("CEA"), and the Adviser is registered as a "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and is a member of the National Futures Association ("NFA") with respect to

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the Funds. As a registered commodity pool operator with respect to the Fund, the Adviser must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The Adviser, with respect to the Leland Real Asset Opportunities Fund, has filed with the NFA a notice claiming an exclusion from the definition of the term "commodity pool operator" under the CEA and Rule 4.5 of the CFTC promulgated thereunder, with respect to the Fund's operations. Accordingly, this Fund is not subject to registration or regulation as a commodity pool operator.

A Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds' commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of investment objectives. Because a Fund will segregate liquid assets to satisfy purchase commitments in the manner described, a Fund's liquidity and the ability of the Adviser to manage the Funds may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of Fund net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

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Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by the Trust's Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2)

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commercial paper could have the effect of increasing the amount of the Funds' assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

Short Sales Against The Box. A Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security a Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Funds’ custodian or qualified sub-custodian. No more than 10% of the Funds’ net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Funds may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Funds’ long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

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Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, a Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Underlying Funds

The Funds may invest a portion of its assets in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles ("Underlying Funds"). Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy. The Underlying Funds may use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Fund's margin requirement may be $10,000,000. The Underlying Fund can either deposit $200,000,000 to "fully fund" the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Funds. In addition, the leverage may make the Underlying Funds subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal. As currently structured, the cash deposited in the trading account for each Underlying Fund will be available to meet the margin requirements of any share class of the Underlying Fund. However, additional funds to meet margin calls are available only to the extent of the Underlying Fund's assets and not from the Fund. Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Fund has assets of $50 million. The Underlying Fund is notionally funded and uses a nominal trading level of

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$200 million. The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund's trading account. Underlying Funds are typically offered privately and no public market for such securities will exist.

PORTFOLIO TURNOVER

The Funds may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objectives of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be deemed ordinary income for federal income tax purposes. Portfolio turnover rate for the Funds is driven by each Funds’ model; in years where the model directs more frequent changes to the portfolio, the portfolio turnover rate will be higher.

The following table displays the portfolio turnover rates for the Funds for the fiscal years or periods ended September 30:

FUND	Portfolio Turnover Rates
	2015	2016
Leland International Advantage Fund	0%[3]	60%
Leland Currency Strategy Fund	0%	0%
Leland Thomson Reuters Private Equity Index Fund	51%[1]	53%
Leland Thomson Reuters Venture Capital Index Fund	42%[2]	256%
Leland Real Asset Opportunities Fund	149%	81%

1 The Leland Thomson Reuters Private Equity Index Fund’s Class A, C and I shares commenced operations on September 18, 2015.

2 For the period April 1, 2015 through September 30, 2015. The Leland Thomson Reuters Venture Capital Index Fund Class A, and I shares commenced operations on October 1, 2014 as series of the Predecessor Fund. For the period October 1, 2014 to March 30, 2015, the Fund’s portfolio turnover rate was 19%.

3 The Leland International Advantage Fund commenced operations on August 25, 2015.

The Leland Thomson Reuters Venture Capital Index Fund portfolio turnover was high in 2016 due to the sale of the predecessor’s portfolio when the Adviser began managing the Fund at the start of the year, use of ETFs for an initial period of time when the Fund’s AUM was small, then finally allocating to individual securities.

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The Leland Real Asset Opportunities Fund tactically adjusts its allocations within the sectors in which it invests. There were major drawdowns in two of these sectors in 2015, which caused the Fund to rotate out of these sectors resulting in a higher portfolio turnover in 2015 than 2016.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that each Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Funds from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except to the extent that the Funds may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or
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7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, (c) where each loan is represented by a note executed by the borrower, and (d) by loaning portfolio securities.

With respect to interpretations of the SEC or its staff described in paragraph numbers 1 and 6 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.	Invest in any issuer for purposes of exercising control or management;

2.	Invest in securities of other investment companies except as permitted under the 1940 Act;

3.	Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Funds' total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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INVESTMENT ADVISER

The Adviser. Good Harbor Financial, LLC, 30 S Wacker Drive, Suite 1300, Chicago, IL 60606, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds' investment portfolio, directly or through a sub-adviser. The Adviser is responsible for selecting the Fund's investments according to the Funds' investment objective, policies and restrictions, directly or through a sub-adviser. The Adviser was established in 2003 for the purpose of providing investment and financial planning advice to individuals and institutions. As of September 30, 2016, it had approximately $622.05 million in assets under management/advisement. The Adviser is deemed to be controlled by Neil R. Peplinski and Paul R. Ingersoll, by virtue of their positions as Managing Members of Cedar Capital, LLC, and Cedar Capital, LLC by virtue of its ownership of a majority of the shares of the Adviser.

Pursuant to an advisory agreement with the Trust, on behalf of the Funds and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the percentage shown below of each Fund’s average daily net assets. The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The following table sets forth the annual management fee rate payable by each Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund's average daily net assets:

Fund	Total Management Fee
Leland International Advantage Fund	1.00%
Leland Currency Strategy Fund	1.25%
Leland Thomson Reuters Private Equity index Fund	1.25%
Leland Thomson Reuters Venture Capital Index Fund	1.25%
Leland Real Asset Opportunities Fund	1.00%

The Adviser has contractually agreed to waive its fees and reimburse expenses of each Fund, at least until January 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed the percentages shown in the table below. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the expense limits below. The agreement may be terminated only by the Trust’s Board of Trustees, on 60 days' written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

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Fund	Expense Limitation
Leland International Advantage Fund	Class A 1.40% Class C 2.15% Class I 1.15%
Leland Currency Strategy Fund	Class A 1.75% Class C 2.50% Class I 1.50%
Leland Thomson Reuters Private Equity Index Fund	Class A 1.75% Class C 2.50% Class I 1.50%
Leland Thomson Reuters Venture Capital Index Fund	Class A 1.75% Class C 2.50% Class I 1.50%
Leland Real Asset Opportunities Funds	Class A 1.40% Class C 2.15% Class I 1.15%

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended September 30, 2014:

FUND	Advisory Fees Paid	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
Leland International Advantage Fund*	N/A	N/A	N/A	N/A
Leland Currency Strategy Fund	$428	$68	$360	$0
Leland Thomson Reuters* Private Equity Index Fund	N/A	N/A	N/A	N/A
Leland Thomson Reuters Venture Capital Index Fund	$59,135	$59,135	$0	$150,621
Leland Real Asset Opportunities Fund	$1,432,285	$160,146	$1,272,139	$0

*Fund had not commenced operations as of the end of the Fiscal Year reporting period.

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended September 30, 2015:

FUND	Advisory Fees Paid	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
Leland International Advantage Fund	$117	$117	$0	$226
Leland Currency Strategy Fund	$5,155	$5,155	$0	$34,876
Leland Thomson Reuters Private Equity Index Fund	$30	$30	$0	$6
Leland Thomson Reuters Venture Capital Index Fund	$70,381	$70,381	$0	$83,833
Leland Real Asset	$1,724,391	$6,216	$1,718,175	$0
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Opportunities Fund

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended September 30, 2016:

FUND	Advisory Fees Paid	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
Leland International Advantage Fund	$3,775	$702	$3,073	-
Leland Currency Strategy Fund	$284,079	$31,244	$252,835	-
Leland Thomson Reuters Private Equity index Fund	$75,800	$7,414	$68,386	-
Leland Thomson Reuters Venture Capital Index Fund	$151,633	$9,196	$142,437	-
Leland Real Asset Opportunities Fund	$558,496	$116,483	$442,013	-

SUB-ADVISER

The Sub-Adviser. FDO Partners, LLC, 134 Mt. Auburn Street, Cambridge, MA 02138, serves as Sub-Adviser to the Leland International Advantage Fund and Leland Currency Strategy Fund, pursuant to a Sub-Advisory Agreement with the Adviser. Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for the execution of the Funds' investment strategy. The Sub-Adviser was formed in 1997 for the purpose of providing currency-focused investment advisory services to institutional investors such as pension plans. As of September 30, 2016, it had approximately $2.81 billion in assets under management. The Sub-Adviser is deemed to be controlled by Kenneth A. Froot and Paul G. O'Connell because each own at least 25% of its interests. The Sub-Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous currency investment program for Leland International Advantage Fund and Leland Currency Strategy Fund, in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by each applicable Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to

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furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is paid by the Adviser not the Funds.

PORTFOLIO MANAGERS

Portfolio Managers. As described in the Prospectus, the Portfolio Managers listed below are responsible for the management of their respective Fund(s) and, as of September 30, 2016, the other accounts set forth in the following tables.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Neil R. Peplinski (1)(2)(3)(4)(5)	2	$107,493,000	0	$0	763	$135,863,000
David C. Armstrong (1)(3) (4)	2	$107,493,000	0	$0	549	$94,614,000
Yash Patel (1)(3)(4)	2	$107,493,000	0	$0	622	$107,612,000
Kenneth A. Froot (1)(2)	0	$0	4	$202,000,000	4	$2,530,000,000
Paul G. O'Connell (1)(2)	0	$0	4	$202,000,000	4	$2,530,000,000
Jeffrey H. Kim (5)	0	$0	0	$0	155	$25,980,000

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Neil R. Peplinski (1)(2)(3)(4)(5)	0	$0	0	$0	0	$0
David C. Armstrong (1)(3) (4)	0	$0	0	$0	0	$0
Yash Patel (1)(3)(4)	0	$0	0	$0	0	$0
Kenneth A. Froot (1)(2)	0	$0	4	$202,000,000	1	$155,000,000
Paul G. O'Connell	0	$0	4	$202,000,000	1	$155,000,000
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(1)(2)
Jeffrey H. Kim (5)	0	$0	0	$0	0	$0

(1) Portfolio Manager for Leland International Advantage Fund

(2) Portfolio Manager for Leland Currency Strategy Fund

(3) Portfolio Manager for Leland Thomson Reuters Private Equity Index Fund

(4) Portfolio Manager for Leland Thomson Reuters Venture Capital Index Fund

(5) Portfolio Manager for Leland Real Asset Opportunities Fund (

Conflicts of Interest.

In general, when a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund (directly from the Fund in the case of the Adviser or indirectly in the case of the Sub-Adviser as it is paid by the Adviser), or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day. In the event a single block transaction cannot be effected across all custodial platforms, a trade rotation policy shall be implemented to ensure fairness of execution. The trade rotation policy sequences each directed client that was not aggregated into the block order onto a rotating list defining the timing of order releases. For purposes of speed, all directed clients who share a particular broker are assumed to be a single block on the trade rotation schedule. The execution of trades is rotated among the directed clients. If a trade for a particular rotation is not completed during the trading day, any remaining portion of the trade will be completed on the following day(s) before any trade in the same security may be initiated for the next rotation. After the trades have been completed, the schedule is moved up in order and the next broker is put first on the list for the next implementation of trades.

The Sub-Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Sub-Adviser may recommend or cause a client to invest in a security in which another client of the Sub-Adviser has an ownership position. The Sub-Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Sub-Adviser seeks to purchase or sell the same security for multiple client accounts, the Sub-Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.

The Adviser is the investment adviser to other mutual funds and clients that may utilize, in part, the same strategy the Fund. It is not anticipated that the Fund will have the same portfolio holdings

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and performance results as other clients of the Adviser. The returns of the Fund may also differ on the basis of other considerations such as differences in investor flows or due to compliance with applicable investment limitations.

Compensation.

For services as a Portfolio Manager, 1) Mr. Peplinski, Mr. Patel and Mr. Armstrong receive a salary and share in the profits of the Adviser, if any; 2) Dr. Froot and Dr. O'Connell receive a salary and share in the profits of the Sub-Adviser; and 3) Mr. Kim receives a salary and bonus based on net revenue earned by the products he manages.

Ownership of Securities.

As of September 30, 2016, the Portfolio Managers beneficially owned the following amounts in the Funds:

Dollar Range of Shares Beneficially Owned in
Portfolio Manager	Leland International Advantage Fund	Leland Currency Strategy Fund	Leland Thomson Reuters Private Equity Index Fund	Leland Thomson Reuters Venture Capital Index Fund	Leland Real Asset Opportunities Fund
Mr. Peplinski	$50,001-$100,000	$100,001-$500,000	$100,001-$500,000	$50,001-$100,000	$100,001-$500,000
Mr. Armstrong	None	N/A	$100,001-$50,000	$1-$10,001	N/A
Mr. Patel	$1-$10,000	N/A	$1-$10,000	None	N/A
Dr. Froot	None	None	N/A	N/A	N/A
Dr. O'Connell	None	None	N/A	N/A	N/A
Mr. Kim	None	None	None	None	None

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for each Fund are made by the Portfolio Managers who are each an officer, director or employee of the Adviser or the Sub-Adviser as indicated in "Portfolio Managers" above. Generally, the Adviser and Sub-Adviser are authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund, Adviser or the Sub-Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser and Sub-Adviser will generally take the following into consideration:

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  the best net price available;
  the reliability, integrity and financial condition of the broker or dealer;
  the size of and difficulty in executing the order; and
  the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

The table below provides information about the broker commissions paid by each Fund for the fiscal period or year ended September 30th:

Fund	Commissions Paid for Year/Period Ended September 30, 2014	Commissions Paid for Year/Period Ended September 30, 2015	Commissions Paid for Year/Period Ended September 30, 2016
Leland International Advantage Fund	$0	$60	$229
Leland Currency Strategy Fund	$0	$0	$0
Leland Thomson Reuters Private Equity Fund	$0	$2,968	$1,182
Leland Thomson Reuters Venture Capital Index Fund Leland Real Asset Opportunities Fund	$4,667 $250,749	$3,345 $289,846	$8,058 $77,403

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Funds' shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund's portfolio holdings are or will be disclosed to the public through filings with the SEC and postings on the Fund's website. The Fund discloses portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period. The Fund's portfolio holdings as of the end of each calendar month are also posted on the Fund's website, www.lelandfunds.com, no later than 31 days after the month end. This posted information generally remains accessible until the Fund posts the information for the next calendar month to the Fund's website.

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The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds' portfolio holdings may be disclosed to, or known by, certain third parties before being posted to the Fund's website. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and a duty not to trade on non-public information.

Adviser and Sub-Adviser. Personnel of the Adviser and Sub-Adviser, including personnel responsible for oversight or managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, N.A. U.S. Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen & Company, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds ‘portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Funds' Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, the Sub-Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

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Compliance with Portfolio Holdings Disclosure Procedures

The Funds' Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds' portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect each Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the "Agreement") with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement with the Trust became effective on February 23, 2012 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund's registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund's independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such

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registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For all operational services, including, but not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services and Custody Fees, the Funds pay GFS a unitary fee which scales downward based upon net assets for all operational services, including, but not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services and Custody Fees. Funds basis point fees are allocated based upon the average net assets of the Fund for the previous month.

The following table displays the fees paid by the Funds under the Agreement for the fiscal year/period ended September 30, 2016 for each Fund:

FUND	2016
Leland International Advantage Fund	$1,209
Leland Currency Strategy Fund	$79,781
Leland Thomson Reuters Private Equity Index Fund	$19,305
Leland Thomson Reuters Venture Capital Index Fund	$39,421
Leland Real Asset Opportunities Fund	$162,052

The following table displays the fees paid by the Funds under the Agreement for the fiscal year/period ended September 30, 2015 for each Fund:

FUND*	2015
Leland International Advantage Fund	$360
Leland Currency Strategy Fund	$40,889
Leland Thomson Reuters Private Equity Index Fund	$50
Leland Thomson Reuters Venture Capital Index Fund	$42,579**
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* The Leland Real Asset Opportunities Fund had not commenced operations as of September 30, 2015.

**For the fiscal period April 1, 2015 to September 30, 2015 and includes fees paid by the Predecessor Fund to SEI, the Predecessor Fund’s administrator. For the fiscal period October 1, 2014 to March 31, 2015, the Predecessor Fund paid $49,589 for administration, transfer agency, and accounting services to its services providers.

The following table displays the fees paid by the following Fund under the Agreement for the fiscal period ended September 30, 2014:

FUND*	2014
Leland Currency Strategy Fund	$154

* The Leland International Advantage Fund, Leland Thomson Reuters Private Equity Index Fund, Leland Thomson Reuters Venture Capital Index Fund, and Leland Real Asset Opportunities Fund had not commenced operations as of September 30, 2014..

Custodian

U.S. Bank, N.A. located at 1555 N. River Center Drive, Milwaukee, WI 53212, serves as the custodian of the Funds' assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Funds. The Custodian's responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser or Sub-Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The services performed by U.S. Bank, N.A. are paid by GFS (not the Funds) in relation to the unitary fee paid to GFS described above.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), located at 80 Arkay Drive, Hauppauge, NY 11788, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS's compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. The compliance services performed by NLCS are paid by GFS (not the Funds) in relation to the unitary fee paid to GFS described above. Through the unitary fee, the Funds indirectly pay NLCS a one-time fee of $3,000, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion), plus out-of-pocket expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund has selected Cohen & Company, Ltd. located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

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LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to a Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended September 30, 2016:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Leland International Advantage Fund - Class A	$0	$0	$0	$0
Leland International Advantage Fund - Class C	$0	$0	$0	$0
Leland Currency Strategy Fund - Class A	$84,313	$0	$0	$11,712
Leland Currency Strategy Fund - Class C	$14,193	$0	$0	$1,421
Leland Private Equity Fund - Class A	$488	$0	$0	$63
Leland Private Equity Fund - Class C	$0	$0	$0	$0
Leland Venture Capital Fund - Class A	$5,594	$0	$0	$869
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Leland Venture Capital Fund - Class C	$549	$0	$0	$149
Leland Real Asset Opportunities Fund Class A	$15,151	$0	$0	$2,224
Leland Real Asset Opportunities Fund Class C	$9,855	$0	$0	$1,076

Rule 12b-1 Plan

The Trust has adopted a Master Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plans") for each of the Funds’ Class and Class C shares, pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of each Fund's average daily net assets attributable to the relevant class. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon a Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing distribution services and account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Funds will bear its own costs of distribution with respect to its shares. The Adviser or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the applicable Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of

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not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

For the fiscal year ended September 30, 2016, the Funds paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
During the Fiscal Period Ended September 30, 2016
	Leland International Advantage Fund - Class A	Leland International Advantage Fund - Class C	Leland Currency Strategy Fund - Class A	Leland Currency Strategy Fund - Class C	Leland Private Equity Fund - Class A	Leland Private Equity Fund - Class C	Leland Venture Capital Fund - Class A	Leland Venture Capital Fund - Class C	Leland Real Asset Opportunities Fund Class A	Leland Real Asset Opportunities Fund Class C
Advertising/ Marketing	None	None	None	None	None	None	None	None	None	None
Printing/ Postage	None	None	None	None	None	None	None	None	None	None
Payment to distributor	$1	$0	$188	$5,362	$0	$0	$47	$126	$11,129	$53,595
Payment to dealers	$0	$0	$13,309	$3,098	$22	$248	$249	$0	$19,827	$60,148
Compensation to sales personnel	None	None	None	None	None	None	None	None	None	None
Other	$0	$0	$0	$2,012	$0	$0	$39	$70	$7,664	$37,061
Total	$1	$0	$13,497	$10,472	$22	$248	$335	$196	$38,620	$150,804

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

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The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the "Code"), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-535-2631 (1-855-Leland1), by accessing the Fund's website at www.lelandfunds.com and by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-535-2631 (1-855-Leland1) and will be sent within three business days of receipt of a request.

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PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of a Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less may be valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

The Funds' shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, a Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the New York Stock Exchange ("NYSE") will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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Purchase of Shares

Orders for shares received by each Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares of a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by a Fund of securities owned is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed less than 30 days of purchase.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
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  redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including a Fund's systematic withdrawal plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund, or to pay shareholder fees; or
  other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At September 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
International Advantage Fund	$186	$299	$485
Currency Strategy Fund	15,769	23,654	39,423
Private Equity Index Fund	—	—	—
Venture Capital Index Fund	—	—	—
Real Estate Opportunities Fund	38,883,453	9,517,612	48,401,065

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Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the applicable Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, the Funds expect to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable to shareholders as ordinary income, unless such distributions are attributable to "qualified dividend income" eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.

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Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

A redemption of a Fund's shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional shares or cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of a Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the

47

sale of Fund shares paid by a Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds’ taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

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Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Other Regulated Investment Companies

Generally, the character of the income or capital gains that each Fund receives from another investment company will pass through to the Fund's shareholders as long as the Fund and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Funds' shareholders the amount of eligible foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders

49

of that Fund. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is require and to be distributed and is taxable even though a Fund receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

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Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of Fund shares.

A brief explanation of the form and character of the distribution accompany each distribution. After the end of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control that Fund and could determine the outcome of a shareholders' meeting. As of January 3, 2016, the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

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Name & Address	Shares	Percentage of Class
Leland International Advantage Fund

Class A Shares

LPL FINANCIAL/A/C 1000-0005	283.4230	99.29%
9785 TOWNE CENTRE DRIVE

Class C Shares

INGERSOLL CEAR LLC	1.0130	100.00%
1713 N WOLCOTT AVE CHICAGO, IL 60622

Class I Shares

LPL FINANCIAL	76,559.9760	67.62%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

INGERSOLL CEDAR LLC/PAUL R INGERSOLL AUTHORIZED	9,220.4910	8.14%

Leland Currency Strategy Fund

Class A Shares
LPL FINANCIAL/A/C 1000-0005	35,312.0890	5.88%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO	59,512.7460	9.92%
CUSTOMERS

Class C Shares

LPL FINANCIAL	9,904.9000	8.61%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

VERONA BELLE SPATZ REV TRUST/DTD 03/08/2013	5,778.4110	5.02%
VERONA BELLE SPATZ TTEE

ROBERT W BAIRD & CO. INC./A/C 3475-2353	6,847.9580	5.95%
777 EAST WISCONSIN AVENUE

Class I Shares
LPL FINANCIAL	438,179.9880	33.03%
9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121-1968

WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	115,574.1950	8.71%
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2801 MARKET ST SAINT LOUIS, MO 63103
Leland Thomson Reuters Private Equity Index Fund

Class A Shares
LPL FINANCIAL/A/C 1000-0005	4,254.3550	46.89%
9785 TOWNE CENTRE DRIVE

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO	2,830.6460	31.20%
CUSTOMERS

NFS LLC FEBO/NFS/FMTC IRA FBO RONALD A BAUMERT 935 FLAMING TREE WAY MONUMENT CO 80132	539.4820	5.95%

PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	1,189.2880	13.11%
Class C Shares

LPL FINANCIAL/A/C 1000-0005	9,372.1990	99.99%
9785 TOWNE CENTRE DRIVE

Class I Shares
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	62,297.4740	8.74%

NFS LLC FEBO/LAMB COMPANY LLC 900 N MICHIGAN AVE SUITE 1600 CHICAGO IL 60611-6539	576,403.2940	80.83%

Leland Thomson Reuters Venture Capital Index Fund

Class A Shares
LPL FINANCIAL/A/C 1000-0005	13,100.6210	40.92%
9785 TOWNE CENTRE DRIVE
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	2,850.6290	8.90%

PERSHING LLC	7,316.327	22.85%
P. O. BOX 2052
JERSEY CITY, NJ 07303-9998

NFS LLC FEBO/PAULETTE D BROVIAK TTEE PAULETTE D BROVIAK LIVING TRUS U/A 12/11/93 224 DOWNING RD BUFFALO GROVE IL 60089	1,694.5400	5.29%
53

Class C Shares
	1,321.5860	99.92%
NFS LLC FEBO/THE PHILLIP HOLLYER LIVING TRU PHILIP HOLLYER TTEE U/A 03/16/2005 1620 CAMDEN PL WHEATON IL 60189

Class I Shares
LAMB COMPANY LLC	2,552.2430	99.96%
900 N. MICHIGAN AVE-6539. STE. 1600 CHICAGO, IL 60611

Leland Real Asset Opportunities Fund

Class A Shares
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	205,581.7270	13.35%
	120,313.3650	7.82%
WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	387,334.2640	25.16%

CHARLES SCHWAB & CO INC/ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	115,372.8110	7.49%

Class C Shares
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	810,659.3840	52.17
		15.75%
WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	244,774.9050

Class I Shares	62,297.4740	8.74%
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

NFS LLC FEBO/LAMB COMPANY LLC 900 N MICHIGAN AVE SUITE 1600	576,403.2940	80.83%
54

CHICAGO IL 60611-6539

Management Ownership Information.  As of January 7, 2016, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the SEC and are available upon request. The Board consists of five individuals, all of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. James Jensen has over 40 years of business experience in a wide range of industries including the financial services industry. His experience includes over 25 years of mutual fund board experience with service as chairman of the Audit Committee, chairman of the Nominating and

55

Governance Committee and, for the past eight years and currently, as Chairman of the Board of Wasatch Funds. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice, board governance consulting for operating companies and private investing. In May 2014 Mr. Jensen and his firm conducted the eleventh Green River Conference on Corporate Governance for lawyers, accountants, directors and service providers. From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen was Chairman of the Board of Agricon Global Corporation, formerly BayHill Capital Corporation from 2008 to 2014 and has been a Director of the University of Utah Research Foundation from 2001 and currently. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now "MountainWest Capital Network") in 1983. Mr. Jensen is a member of the National Association of Corporate Governance ("NACD"). Mr. Jensen graduated with a BA degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

Patricia Luscombe, CFA, has more than 25 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. At her current position at Lincoln International, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients have ranged from closely-held businesses to large publicly traded companies. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Masters of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

Mr. John V. Palancia has over 36 years of business experience in financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia also holds a Bachelor of Science degree in Economics. Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. He also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Trust.

Mark H. Taylor has over two decades of academic and professional experience in the accounting and auditing areas which makes him particularly qualified to serve as the Trust audit committee chair. He has a PhD in Accounting and holds Master's and Bachelor's degrees in Accounting as well and is licensed as a Certified Public Accountant. Mr. Taylor is the Andrew D.

56

Braden Professor of Accounting and Auditing and Chair of the Department of Accountancy at the Weatherhead School of Management at Case Western Reserve University. From 2012 to 2015 he is serving a 3-year term on the Executive Committee of the Auditing Section of the American Accounting Association as Vice-President, President, and Past President, respectively. He serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA Auditing Standards Board (2008-2011). Recently he received a research grant from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements. He teaches corporate governance and accounting policy and auditing, and possesses a strong understanding of the regulatory framework under which investment companies must operate.

Mr. Jeff D. Young has 38 years of business management experience in the transportation industry including operations and information technologies. Until he retired in 2014, he served as Assistant Vice President of Transportation System at Union Pacific Railroad Company, where he was responsible for development and implementation of large scale command and control systems that support railroad operations and safety. At this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that will bring diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex** Overseen by Trustee	Other Directorships Held During Past 5 Years***
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	7	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill
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					Capital Corporation (large scale farming in Ghana, West Africa) (since October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	7	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (Since September 1975 to September 2011).	7	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	7	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976	7	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).
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to April 2014); President, Celeritas Rail Consulting (since June 2014).

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** As of December 31, 2016, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

*** Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2014), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006 - 2008).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009 - 2011); Assistant Director, FINRA (2000 - 2009).

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence;

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and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Mr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held five meetings.

Compensation of Directors. Effective January 1, 2017, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $20,000, allocated among each of the various portfolios comprising the Trust, for his o her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2016 through December 31, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $16,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2015 through December 31, 2015, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $13,500. Effective January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairmen receive a quarterly fee of $3,750.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees during the fiscal year ended September 30, 2016.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Leland International Advantage Fund	Leland Tactical Currency Strategy Fund	Leland Thomson Reuters Private Equity Fund	Leland Thomson Reuters Venture Capital Index Fund	Leland Real Asset Opportunities Fund	Total Compensation From Fund Complex* Paid to Trustees
James U. Jensen	$1,616	$1,649	$1,118	$1,126	$1,575	$10,308
Patricia Luscombe	$1,616	$1,649	$1,118	$1,126	$1,575	$10,308
John V. Palancia	$2,155	$2,198	$1,491	$1,502	$2,100	$15,709
Mark H. Taylor	$1,975	$2,015	$1,367	$1,377	$1,925	$12,600
Jeffery D. Young	$1,616	$1,649	$1,118	$1,126	$1,575	$10,308

* There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Funds and to the Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund, and not to any other series of the Trust. For the fiscal year ended September 30, 2016, the aggregate independent Trustees’ fees paid by the entire Trust were $332,000.

Trustees' Ownership of Shares in the Funds. As of December 31, 2016, the Trustees beneficially owned the following amounts in the Funds:

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
James U. Jensen	None	None
Patricia Luscombe	None	None
John V. Palancia	None	$10,001-$50,000
Mark H. Taylor	None	None
Jeffery D. Young	None	None

* The "Family of Investment Companies" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended September 30, 2016. You may obtain a copy of the Annual Report without charge by calling the Funds at 1-855-535-2631 (1-855-Leland1).

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

GOOD HARBOR FINANCIAL, LLC

PROXY VOTING POLICY AND PROCEDURES

Policy

Good Harbor Financial, LLC (the “Adviser”) has established polices and procedures for exercising voting rights and the policies and procedures are implemented to ensure that proxies are voted in a reasonable and timely fashion.

In accordance with Rule 206(4)-6 under the Advisers Act, the Adviser has in place a proxy voting policy (i) to ensure that proxies voted on behalf of Clients are voted to further the best interests of that Client, (ii) to establish a mechanism to address any conflicts of interests between the Adviser and Clients, and (iii) to provide record keeping requirements and the criteria for delivering such information. Compliance is responsible for monitoring the effectiveness of our policies and procedures. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions in a manner that reasonably furthers the best interests of Clients and is consistent with the Client’s investment objectives and strategy.

If the Adviser determines a conflict of interest is present when voting a proxy, it will be addressed in the manner set forth herein.

Each Sub-Adviser is responsible for proxy voting as detailed in the applicable sub-advisory agreement and will be asked to certify to Compliance with the sub-advisory agreement quarterly.

Policy & Procedures

The Adviser’s authority to vote the proxies of Clients is established by an investment management agreement or comparable documents. Other than for pooled investment vehicles advised by the Adviser, generally, all proxy materials received on behalf of a Client account are to be sent directly to the Client or a designated representative of the Client, who is responsible for voting the proxy. Upon request, the Adviser will vote proxies on behalf of Clients or offer advice regarding corporate actions and the exercise of proxy voting rights.

The Adviser’s proxy voting procedures are designed and implemented to reasonably ensure that proxy matters voted in the best interest of the Clients and material conflicts will be resolved in the best interest of the Client. Each vote is ultimately cast on a case-by-case basis, taking into consideration contractual obligations and all other relevant facts and circumstances at the time of the vote.

The Adviser has engaged a proxy voting vendor to provide research, assist with the voting process and serve as the record keeper for the votes cast. In determining how to vote proxies, the Adviser will consider the proxy voting vendor’s recommendations, among other matters. The Adviser will not default to the proxy voting vendor’s recommendations or the recommendations of management. When applicable, the proxy voting vendor is responsible for coordinating with the Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. The Adviser treats the proxy voting vendor as a critical service provider and will generally review the firm’s policies and procedures annually, if not more frequently.

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The Adviser made the decision to engage a proxy voting vendor primarily for its reconciliation and recordkeeping services.

A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy. Proxies will be voted on a case-by-case basis on issues concerning, but not limited to the following: corporate governance, changes to capital structure, stock option plans and management compensation and social and corporate responsibility. While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company. Instances may occur where a proxy vote will be inconsistent with the recommendations of management and the proxy voting vendor.

When a proxy is received by the Adviser, Compliance will forward a copy of the ballot to the respective Portfolio Manager of the strategy. The Portfolio Manager is responsible for providing instructions on how to vote each proxy. Compliance will vote the proxy via the online portal provided by the proxy vendor.

The Adviser will attempt to process every proxy vote it receives. There may be instances where the Adviser may not be given enough time to process a proxy vote. For example, the Adviser, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.

From time-to-time the Adviser may have conflicts related to proxy voting. As a matter of policy, the Adviser’s Access Persons will not be influenced by outside sources whose interests conflict with the interests of Clients. Any such person who becomes aware of a material conflict between the interests of a Client and the interests of the Adviser relating to a particular proxy vote shall immediately disclose that conflict to the CCO. The CCO along with management of the Adviser is responsible for monitoring and resolving such conflicts.

Registered Investment Companies

The Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  The Adviser will vote the proxies of securities held by the investment companies to which it acts as an adviser in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act. The proxies of companies in the portfolio are subject to applicable investment restrictions of the funds and will be voted in accordance with any resolutions or other instructions approved by authorized persons of the funds.

These investment companies may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of the Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  The proxy records will be maintained by the proxy voting vendor and periodically reviewed by Compliance.

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Recordkeeping & Availability of Disclosure

As required by the Advisers Act, the Adviser retains records of votes cast on behalf of Clients, records of Client requests for proxy voting information and all documents prepared by the Adviser regarding votes cast.

Clients may obtain a record of Adviser’s proxy voting, free of charge, by calling 312.224.8150.

A summary of these policies and procedures may also be found in the Adviser’s Form ADV, Part 2A.

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